                                   Evergreen
                             Variable Annuity Trust



                                 Annual Report

                               December 31, 1998



                  [LOGO OF EVERGREEN FUNDS/SM/ APPEARS HERE]

                               Table of Contents
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
Portfolio Manager Commentary:
Evergreen VA Aggressive Growth Fund.........................................   1
Evergreen VA Fund...........................................................   3
Evergreen VA Foundation Fund................................................   4
Evergreen VA Global Leaders Fund............................................   6
Evergreen VA Growth and Income Fund.........................................   8
Evergreen VA International Growth Fund......................................  10
Evergreen VA Small Cap Equity Income Fund...................................  11
Evergreen VA Strategic Income Fund..........................................  13
Historical Performance and Long Term Growth.................................  14
Financial Highlights........................................................  16
Schedule of Investments.....................................................  20
Statement of Assets and Liabilities.........................................  37
Statement of Operations.....................................................  39
Statement of Changes in Net Assets..........................................  41
Combined Notes to Financial Statements......................................  45
Independent Auditor's Report................................................  51
Additional Information......................................................  52

                       Evergreen Variable Annuity Trust
                      EVERGREEN VA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

A Report From Your Portfolio Manager
Harold J. Ireland, Jr.

Performance

As of December 31, 1998, Evergreen VA Aggressive Growth Fund had a net asset value of $13.57 and $4,038,838 in net assets. The Fund returned 10.5% for the most recent six-month period and 22.25% for the 12 months ended December 31, 1998. This compares favorably to the Morningstar Mid-Cap Growth Fund average which returned 3.9% and 18.0%, for the same six- and 12-month periods. The S & P 400 Mid-Cap Index returned 8.9% and 18.3% for the same periods.

1998 in Review

1998 was both the best of times and the worst of times for investors, because market activity included drastic swings of sentiment throughout the year. For those who bought quality growth stocks and held them throughout the year, however, the results were gratifying. One of the most dramatic and less favorable aspects of the market's performance in 1998 was the wide disparity between the performance of large-cap stocks, or blue chips, versus mid- and small-cap issues, which include the vast majority of stocks. Using the S&P 500 Index as a proxy for the large-cap sector and the Russell 2000 Index for the mid- to small- cap stocks, these two indices were fairly close in performance during the post-1994 bull market cycle until April of 1998. Since then, the S&P 500 has moved onto new highs following its 19% July-August decline, registering a 29% gain for 1998. On the other hand, the Russell 2000 has regained only about half its April-October 37% drop and registered a 3% loss for 1998. Clearly the market has turned in very mixed performance in 1998. The DJIA and the S&P 500 Index halted their 1998 intra-year decline just short of 20% (the threshold which usually defines a Bear Market), making it difficult to argue that a bear market correction occurred. The Value Line Index (geometric), Russell 2000 and the S&P 600 Small Cap Index, however, returned a negative 2% to 4% for the year after declining between 32% and 38% from their April highs to their October lows. This negative performance is well into bear market territory.

We are pleased to report that even though Evergreen VA Aggressive Growth Fund declined during the year in line with its peer group, it rebounded to finish 8% above its April 1998 high. The Fund's energy-related holdings kept a great year for the Fund from becoming a spectacular year. Clearly the most disappointing industry sector for the entire market in 1998 was the energy sector. At 10.4% of the Fund's assets at year end, these holdings rebounded strongly in October, but then declined again in the last two months of the year. Warmer than normal weather along with excessive inventories was again the major culprit, followed by concerns about slower global economic growth in 1999.

Investment Themes:

Successful companies in the Fund's portfolio fall into several investment themes:

The "Graying of America" is a major long-term trend in our economy, driving increased healthcare needs and spending. The U.S. now has the largest population of retirees in history and the leading edge of the "baby boom" generation is just reaching its fifties. Both age groups use a disproportionate amount of healthcare products and services. Three of the largest holdings are Medtronic, the leader in pacemakers and other implantable cardiovascular devices; Renal Care Group, a company that provides medical care for individuals suffering from kidney diseases and diabetes; and VISX, the leading laser vision correction company.

"Outsourcing" is another theme. For several years U.S. corporations have been striving for greater productivity and cost-cutting by outsourcing critical business functions. Holdings in the portfolio that reflect the outsourcing theme are: Paychex, the largest provider of payroll and accounting services to mid-sized businesses; Fiserv, a leading provider of financial data processing services to banks and financial institutions; Analyst International, a computer software services and technical support company; and MedQuist, a provider of information services to health care organizations. Major oil companies are increasingly outsourcing exploration, drilling and service functions. Halliburton, Schlumberger and Petroleum Geo-Services are companies in the portfolio that provide broad-based, one-stop shopping for Oil Field Services.

"Specialty Retailers" that save customers time by providing a high level of customized service and/or convenience are also a portfolio theme. Such companies have a competitive edge in the marketplace. Even though consumers have more money than ever to spend, they seem to have less and less time. Holdings in Office Depot, Staples, Bed Bath & Beyond, Fastenal and Family Dollar Stores reflect this theme. One of the Fund's most successful holdings in this sector is Home Depot whose growth continues to exceed 25% annually. The company provides the highest level of service in the do-it-yourself, home improvement market.

                       Evergreen Variable Annuity Trust
                      EVERGREEN VA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------



"Information technology" is a major theme. Information rather than materials is the major "stuff" of economic activity. The backbone of information technology is computer software, communications and networking equipment supporting the Internet and corporate intranets. Cisco Systems, Microsoft, EMC Corporation and MCI WorldCom are major holdings and dominant developers of products and services in these areas. Sterling Commerce, the largest provider of applications for electronic commerce and electronic payments in the U.S., is helping corporate and government organizations save on procurement, acquisition and accounting costs.

Outlook

The possibility of an economic slowdown in 1999 and the continued lack of pricing power of companies could cause a moderation in corporate earnings. These possibilities may continue to fuel market volatility. Stock market preferences are likely to be determined by a company's ability to produce unit and profit growth in a deflationary and moderating environment. This could be a factor in phasing out the dominance, of recent years, of large-cap multinational investments. Money flow should gravitate towards the mid-cap and small-cap growth universe. Even though relative valuations remain near historic lows for these issues, their prospects for future earnings growth remain bright. As an example, the 40 companies held in the mid-cap Evergreen VA Aggressive Growth Fund are expected to grow 25% a year during the next five years while the S&P 500 grows 5%./1/ More importantly, on a price-to-growth basis, emerging growth stocks are selling at less of a price premium than almost any time in the past.

Despite short-term market gyrations, the events of the past year have driven home the importance of earnings growth and the exceptional valuation that is often given to companies that have both current earnings growth and the "franchise value" characteristics that promise continued profitability and growth of earnings long into the future. Some of the characteristics of franchise value companies that we own and that we are looking for are: pervasive management culture of excellence; innovation and industry leadership; strong revenue and earnings growth; very high profit margins and returns on capital; branded, proprietary products; excess or free cash flow and exceptional future growth opportunities.

Recent economic releases, such as revised 3rd Quarter GDP, November sales of new homes, December confidence and the November leading indicators, have been stronger than expected. We believe that 1999 may show somewhat better economic growth than previously expected. Inflation and interest rates should continue to be restrained, benefiting from continued higher productivity from heavy investment in technology and from low-cost, imported raw materials and manufactured goods from Asia and the less developed world. We are confident, as 1998 again illustrated, that growth investing will be very rewarding over the long term.
-------
/1/Source: Baseline Financial Services, Inc. and FirstCall

                       Evergreen Variable Annuity Trust
                               EVERGREEN VA FUND
-------------------------------------------------------------------------------

A Report From Your Portfolio Manager
Stephen A. Lieber

The Evergreen VA Fund provided a 6.44% return in 1998, as compared with the - 2.55% return for the Russell 2000 Index, used as a benchmark for comparability. A significant portion of the Fund's equity holdings provided exceptionally strong returns. The largest increases were in the shares of VISX, Inc. +287.4%; Sonic Automotive, Inc. +151.3%; Cicso Systems,
Inc. +149.0%; Perkin-Elmer Corp. +117.4%; Sun Microsystems, Inc. +114.8%; and Lowe's Companies, Inc., +114.5%. The top twenty performers provided gains of over 37%. They represented a diverse group of industries, five in health care, three in computer systems and communications, and two in retail.

A number of significant gains were realized during the year, ranging up to 308.0% for the holdings in Arterial Vascular Engineering, Inc., and 187.6% for the holdings in Merrill Lynch & Co., Inc. The top ten gains taken in the Fund ranged from 33.3% to 308.0%. The five largest losses realized ranged between 7.4% in the case of Reliability, Inc. and 69.5% for the shares of ADFlex Solutions, Inc.

Issues purchased during the year which provided outstanding unrealized gains included the aforementioned VISX, Inc., and Sonic Automotive, Inc., as well as Maxxim Medical, Inc., Molex Inc., Eagle Hardware & Garden, Inc., Kaufman & Broad Home Corp., and Fair, Isaac & Co., Inc., all of which provided gains between 34.4% and 66.4%.

The sharp decline in stock prices in the third quarter provided excellent opportunities for the Fund to both add to its diversification and increase holdings on a favorable basis. Issues purchased during this sell-off included Kaufman & Broad Home Corp., up 34.4% by year end; Teleflex, Inc., up 25.0%; Ethan Allen Interiors, Inc., up 23.4%; and Amp, Inc., up 22.9%; while no holding purchased September 1 to year-end declined more than 2%.

Mergers and acquisitions provided capital appreciation among the Fund's holdings. During the calendar year, eleven transactions were either initiated or completed, with an average return to the end of the fiscal year on completed acquisitions of 82.8%. The largest gain on completed acquisitions was in the shares of Continental Homes Holding Corp., which provided a 153.0% increase in 14 months as a result of the acquisition bid by D.R. Horton, Inc. Of those pending at year end, the largest gain was in the shares of SunAmerica Inc., which is to be bought by American International Group, Inc., and provided a 226.1% gain to year end from purchase in April, 1997, based on the December 31, 1998, closing price of American International Group, Inc. Two of these transactions will show a negative result upon completion, a 9.2% loss in Bankers Trust Corp., with a bid from Deutsche Bank AG, and a 30.7% loss in St. John Knits, Inc., with a buyout by management.

The investment strategy in the Fund has continued to be one of positioning in undervalued growth stock opportunities. In line with the long-held strategy of the Evergreen Fund, we have focused on entrepreneurial growth companies. This implies predominantly smaller companies in the portfolio, but also includes participation in important technological growth opportunities. Among the larger companies held are positions in Hewlett- Packard Co., Lowe's Companies, Inc., MBIA Inc., McKesson Corp., Mellon Bank Corp., Merck & Co., Inc., and Union Pacific Corp. Many of the small-to-medium sized companies in the portfolio represent leadership positions in specialty technologies, such as Stryker Corp., a manufacturer of replacement surgical implants for arthritic and other body motion problems; Parametric Technology Corp., a developer of manufacturing software; Kaydon Corp., manufacturer of miniature precision bearings; Fair, Isaac & Co., Inc., provider of software and systems for consumer credit analysis; and Analytical Surveys, Inc., developer and manufacturer of global positioning surveying and mapping systems.

We have continued to position the Fund to benefit from an environment of low inflation, modest credit ease, and expansion of financial institutions. During the year, five of the Fund's holdings among financial institutions and organizations received acquisition bids: First of America Bank Corp., First Palm Beach Bancorp, Inc., Interstate Johnson Lane Inc., Bankers Trust Corp and SunAmerica Inc. New positions added during the fiscal year in financial institutions included BankBoston Corp., Horace Mann Educators Corp., LandAmerica Financial Group, Inc., Mellon Bank Corp., Morgan Keegan, Inc., MGIC Investment Corp., and Paine Webber Group, Inc. We believe that each of these issues provides growth opportunities, comparative undervaluation, and a favorable potential for participation in the industry's consolidation. Such expectations typify the combinations we look for in the Fund's holdings as we anticipate the development of improving valuation for our holdings. 1998 was a year of considerable volatility for the markets. In many cases, particularly in the financial institutions group, mid-year gains were wiped out in the latter part of the year. We believe, however, that the structure of the portfolio contains the ingredients for superior results in 1999, and the years ahead.

                       Evergreen Variable Annuity Trust
                         EVERGREEN VA FOUNDATION FUND
-------------------------------------------------------------------------------

A Report From Your Portfolio Manager
Stephen A. Lieber

The Evergreen VA Foundation Fund returned 10.56% for the 12 months ended December 31, 1998. The Fund's investment strategy is based on the balanced concept, actively allocating assets between common stocks, U.S. Treasury obligations, and cash equivalents. Throughout the year, the majority of the Fund's investments have been in common stocks. At year end, the allocation was 64% in common stocks, 26% in U.S. Treasury obligations, and 10% in cash equivalents. While the bulk of the Fund's increase in net asset value was provided by the common stock positions, the fixed income section provided both yield and appreciation. This reflected the declining trend of interest rates in 1998, and the positioning of the fixed income portfolio in long-term bonds to achieve the maximum benefit from declining rates.

The portfolio benefited from a number of outstanding equity performers. 19 of the Fund's holdings provided gains of 30% or more. The top ten in total return for the year were as follows:

Holding                                                                   Gain
-------                                                                  -------
Cisco Systems, Inc. .................................................... +140.9%
Sun Microsystems, Inc. ................................................. +114.8%
Lowe's Companies, Inc. ................................................. +114.5%
Time Warner Inc. .......................................................  +82.4%
AFLAC, Inc. ............................................................  +80.2%
International Business Machines Corp. ..................................  +78.4%
Intel Corp. ............................................................  +70.7%
Centex Corp. ...........................................................  +63.7%
Medtronic, Inc. ........................................................  +52.2%
Lilly (Eli) & Co. ......................................................  +47.7%

While the outstanding issues in terms of performance provided far above average gains for the year, there were also significant groups in the portfolio which lagged the leaders and the overall market. The largest sector of Fund investments with this lagging characteristic was banks and financial companies. The overall return on the 15 banks held in the Fund's portfolio was just under 1%. This limited performance reflected the consequences of the financial crisis which occurred after the Russian default in August, and was further aggravated by the Long-Term Capital hedge fund crisis. Bank stocks, which had been very strong performers for the Fund, were negatively impacted, although most recovered their losses for the year by year end. We not only held our bank positions, but we added to them during periods of severe decline, convinced that great opportunity still lies ahead in the improving efficiency and product broadening of the banking industry, as well as continuing consolidation. Within this group, reflecting these expectations, the outstanding performer was Crestar Financial Corp., which moved up in value after an acquisition bid from Sun Trust Banks, Inc.

The Fund's sizable, 21-issue commitment in insurance and financial service companies was also negatively affected by the financial industry shock in the fall. Its performance for the year was 7.1%. While most had significant recoveries, and a few reached new highs by year end, the overall performance was below our usual expectations.

Capital goods and Chemical and Agricultural Products were also negatively impacted by world economic conditions, with a particular decline in the shares of Deere & Co., as agricultural demand fell in Asia and Latin America. Price competition, in part resulting from declining oil prices, had a negative effect on chemical and agricultural products.

Among the most powerful groups for the Fund were Health Care Products and Services, where our ten issues provided a 39.3% total return for the year. The commitments in Information Services and Technology, Hewlett-Packard Co., International Business Machines Corp., Intel Corp., and Sun Microsystems, Inc. combined, produced a 42.5% return for the Fund. Another powerful group was Utilities--Telephone, where the five companies held produced a combined 35.5% return.

The Fund's performance was enhanced by an active program of utilizing cash reserves for new purchases during the period of acute stock market weakness. From the end of August to November, striking gains from new purchases were achieved: Centex Corp., 63.8%, Avon Products, Inc., 55.1%, Northern Trust Corp., 54.3%, American International Group, Inc., 47.6%, Medtronic, Inc., 43.3%, and Merrill Lynch & Co., Inc., 41.8%, were the top performers in this group of third quarter purchases.

The equity performance of the Fund also benefited from favorable merger and acquisition developments. Nine issues either had completed acquisitions or had acquisitions pending at year-end, with an average return of 56.7%. Banks were the predominant group, with First of America Bank Corp., Citigroup, Inc., Crestar Financial Corp., and Bankers Trust Corp., all involved in such transactions. The others ranged from the electrical components industry with Amp, Inc., up 23.3%, to telephone systems, GTE Corp., up 45.9%, based on the

                       Evergreen Variable Annuity Trust
                         EVERGREEN VA FOUNDATION FUND
-------------------------------------------------------------------------------


value of the deal at December 31, 1998, to retailing, Mercantile Stores Co., Inc., up 40.6%, and apartment REIT, Oasis Residential, Inc., up 7.2%.

The Fund's fixed income percentage was sustained through purchases of U.S. Treasury obligations of long maturity during periods of bond market weakness. We added to the position in U.S. Treasury 6% due 2/15/26. This obligation is now the largest single position in the Fund, exceeding 20.9% of net assets. Such a large position is taken because of the huge breadth and liquidity of the Treasury bond market, its risk free characteristics, and its sensitivity to interest rate changes.

We believe the Fund is well positioned for continued net asset value increases in the 1999 economic environment. Our anticipation is for a more slowly growing economy where it will be necessary to focus equity investments on high quality, well-sustained growth opportunities, and further capital gains in the highest quality, fixed income investments.

                       Evergreen Variable Annuity Trust
                       EVERGREEN VA GLOBAL LEADERS FUND
-------------------------------------------------------------------------------

A Report From Your Portfolio Manager
Edwin D. Miska

Performance

Evergreen VA Global Leaders Fund performed well during a challenging year, returning 18.92% for the 12 months ended December 31, 1998. During the same period, the average fund in the Lipper VA Global Funds universe returned 16.19% for the year, while the MSCI World Index returned 24.34% for the year. The Fund's conservative investment discipline and risk assessment, which included limited exposure to the volatile emerging markets and a long-term practice to limit weightings in individual countries, led to it underperforming the MSCI World Index, but significantly outperforming its peer group.

Economic Overview

The past 12 months presented the Fund with a very volatile and challenging environment. By late July, turmoil in Asian, Russian, and other emerging markets, increased investor concerns about the possibility of a global contagion spreading to the developed world. This uncertainty supplanted the investor optimism that had dominated the United States and Western Europe for the first half of the year. U.S. corporate profit performance continued to show growth, although at a slower rate. In Europe, companies were spurred on by a confluence of favorable factors, including the European Union and common currency, the euro; corporate restructuring and increased merger activity; and low interest rates. These factors led to improved profits and gains in productivity across the continent. More recently, during the last quarter of 1998, growing problems within financial institutions, including banks, brokerages and hedge funds, have exacerbated market uncertainty. Only a concerted effort by the world's central banks to lower interest rates was able to stave off asset flight and stabilize world markets by injecting significant liquidity. This has had the effect of inflating stock prices around the globe, pushing valuations to new levels.

Strategy

The Fund has continued to follow its long-term investment mission, seeking to invest in the best 100 companies in the world. We use a strong quantitative, fundamental and valuation review, combined with an active management discipline to sell those stocks that no longer meet our stringent criteria. Our geographical emphasis has remained consistent throughout the year. We have emphasized areas where economic growth is expected to continue, largely North America and Europe, while avoiding those areas experiencing the most dramatic turmoil, notably the Far East. As of the fiscal year end, December 31, 1998, the Fund had 44% invested in the United States and Canada, and 45% allocated to 13 European nations. The Far East, comprising Japan, Hong Kong and Malaysia, made up only 5%. The remainder is primarily in cash and short-term investments.

Performance within our U.S. allocation was strong--up 31% for 1998--handily outperforming the S&P 500 index which rose 28.72% for the year. We continued our long-term strategy of investing in leading companies throughout the economy, emphasizing both quality and diversification. Our best performers were as follows:

Holding                                                                   Gain
-------                                                                  -------
Gap, Inc................................................................ +139.5%
Cisco Systems, Inc...................................................... +132.4%
Microsoft Corp.......................................................... +115.1%
Home Depot, Inc......................................................... +112.0%
Schwab (Charles) & Co., Inc. ........................................... +111.4%
Wal Mart Stores, Inc.................................................... +111.0%

Among foreign issues, the Fund also performed well--up 12.2%--largely in line with international indices. Top performing country allocations included:

Country                                                                    Gain
-------                                                                   ------
Belgium.................................................................. +65.0%
Spain.................................................................... +40.5%
Netherlands.............................................................. +19.2%
Italy.................................................................... +18.4%
France................................................................... +17.3%

Top international issues included:

Holding (Country)                                     Business            Gain
-----------------                            --------------------------- -------
Vodafone Group Plc, ADR (UK)................ Wireless Telecommunications +122.0%
Nokia Corp., ADR (Finland).................. Wireless Telecommunications  +94.4%
Hennes & Mauritz AB cl. B (Sweden).......... Retailer                     +84.2%
Sodexho Alliance Sa (France)................ Global Food Services         +78.9%
UCB SA (Belgium)............................ Pharmaceuticals              +76.2%
Rentokil Initial Plc (UK)................... Services Provider            +71.7%
Synthelabo Sa (France)...................... Pharmaceuticals              +69.0%
Astra AB, ADS (Sweden)...................... Pharmaceuticals              +19.3%

                       Evergreen Variable Annuity Trust
                       EVERGREEN VA GLOBAL LEADERS FUND
-------------------------------------------------------------------------------


Poor performers were concentrated in the Far East, notably Hong Kong, -8.7%, and Malaysia, -9.7%. Several individual firms, notably UK industrial and engineering outfits TI Group -33.1%; Morgan Crucible -33.8%; and LaPorte Plc - 29.5%, were hurt by a strong British pound, vis a vis other currencies, impairing their export driven business models.

Outlook

In the coming year, we believe selectivity among individual companies and geographic markets will be the keys to high performance. A slowdown in the rate of economic growth looms on the horizon for many of the markets in which the Fund invests. The rising tide of money flow, which has supported the prices of stocks worldwide, appears to be abating. Catalysts, such as the European Union and the launch of the euro, are strong macro forces; however, we do not believe they will be sufficient to overcome weak profit reports. We believe companies that consistently demonstrate sustained profit leadership and project visible growth in any economic environment will be the likely candidates for strong performance. In an environment of uncertainties, the companies with superior management and strong financial balance sheets will be better able to capitalize on market opportunities. We intend to identify those companies and include them in the Fund's portfolio. Despite the demanding environment of the past year, we are satisfied with the Fund's overall performance and remain confident. We believe we are prudently and opportunistically positioned for the challenges ahead.
International investing involves special risks, such as fluctuating currency exchange rates and political and economic instability. There is no guarantee that any fund will continue to hold a particular security. Holdings are subject to change.

                       Evergreen Variable Annuity Trust
                      EVERGREEN VA GROWTH AND INCOME FUND
-------------------------------------------------------------------------------

A Report From Your Portfolio Manager
Stephen A. Lieber

The Evergreen VA Growth and Income Fund provided a 4.77% return in 1998, as compared with the 18.3% return for the S&P Mid Cap 400 Index, used as a benchmark for comparability. A significant portion of the Fund's equity holdings provided exceptionally strong returns. The largest increases were in the shares of Compuware Corp. up 143.7%; Lowe's Companies, Inc. up 114.5%; Jabil Circuit, Inc. up 109.4%; Atlas Air, Inc. up 103.4%; Time Warner, Inc. up 99.5%; Schering-Plough Corp. up 77.0%; AFLAC, Inc. up 75.3%; AirTouch Communications, Inc. up 73.2%; Perkin Elmer Corp. up 61.2%; and Keebler Foods Co. up 56.4%. The top twenty performers provided gains of over 43%. They represented a diverse group of industries, dominated by information and technology companies.

The Fund's largest commitment is in the financial sector. Banks and Finance & Insurance stocks were up 17.5% and 8.1%, respectively. Historically, this has been a high concentration of our portfolio and although showing a positive return for 1998, these stocks lagged the markets overall. The second largest concentration, Health Care Products & Services, was up 22.6% for the year. Oil Field Services and Energy stocks significantly underperformed in 1998, down 67.5% and 23.3%, respectively (5.2% of portfolio combined). Real Estate stocks also underperformed, down 39.9% (2.3% of portfolio at year end). Building, Construction & Furnishings were up 42.4% and Telephone and Electric Utilities were also strong performers in 1998 but were only 1.6% of the portfolio at year-end. The remaining strong performers, Food & Beverage Products (up 39.2%), and Advertising & Related Services (up 29.4%) were all less than 4% of the portfolio at year end.

A number of significant gains were realized during the year, ranging up to 102.5% from the acquisition of American Radio Systems Corp., and 95.8% from the acquisition of Metromail Corp. The top ten gains taken in the Fund ranged from 22.1% to 102.5%. The five largest losses realized ranged between 10.9% in the case of Vencor, Inc., and 79.6% from the shares of Perceptron, Inc.

Issues purchased during the year which provided outstanding unrealized gains included Jabil Circuit, Inc., up 113.8%; AFLAC, Inc., up 67.5%; Perkin-Elmer Corp., up 67.1%; Keebler Foods Co., up 56.8%; SunAmerica, Inc., up 55.4%; Chase Manhattan Corp., up 53.2%; Ryland Group, Inc., up 37.1%; and Jacobs Engineering Group, Inc., up 34.7%, all of which provided unrealized gains between 34.7% and 113.8%.

The sharp decline in stock prices in the third quarter provided excellent opportunities for the Fund both to add to its diversification and to increase holdings on a favorable basis. Issues purchased during this sell-off included Ethan Allen Interiors, Inc., up 21.2% by year-end; AFLAC, Inc., up 67.5%; Chase Manhattan Corp., up 53.2%; MBIA Inc., up 26.9%; and SunAmerica, Inc., up 55.4%; while no holding purchased September 1 to year-end declined more than 5%.

Mergers and acquisitions provided capital appreciation among the Fund's holdings. During the calendar year, ten transactions were either initiated or completed, with an average return to the end of the fiscal year on completed acquisitions of 73.0%. The largest gain on completed acquisitions was in the shares of Carson Pirie Scott & Co., which provided a 163.3% increase in two years as a result of the acquisition bid by Proffitt's, Inc. Of those pending at year-end, the largest gain was in the shares of Jacor Communications, Inc., which is to be bought by Clear Channel Communications, Inc., and provided a 172.2% gain to year-end from purchase in June, 1996, and based on the December 31, 1998, closing price of Clear Channel Communications, Inc. One of these transactions will show a negative result upon completion, an 18.3% loss in Bankers Trust Corp., with a bid from Deutsche Bank AG.

The investment strategy in the Fund has continued to be one of positioning in undervalued growth stock opportunities, in line with the long-held strategy of the Evergreen Growth and Income Fund. We have continued to position the Fund to benefit from an environment of low inflation, modest credit ease, and expansion of financial institutions. During the year, four of the Fund's holdings among communication companies received acquisition bids: Lin Television Corp., American Radio Systems Corp., Metromail Corp., and Jacor Communications, Inc. Such expectations typify the combinations we look for in the Fund's holdings as we anticipate the development of improving valuation for our holdings. While 1998 was a year of considerable volatility for the markets, in many cases, we believe that the structure of the portfolio contains the ingredients for superior results in 1999, and the years ahead.

                       Evergreen Variable Annuity Trust
                      EVERGREEN VA GROWTH AND INCOME FUND
-------------------------------------------------------------------------------



Please note that on January 20, 1999, Phillip Foreman, CFA, assumed management responsibility of the Evergreen VA Growth and Income Fund. Mr. Foreman joined Evergreen Funds as senior vice president and senior portfolio manager, and brings more than 13 years' experience to Evergreen as an investment analyst and portfolio manager. He came to Evergreen from Washington Mutual Advisors, where he managed the $1 billion in assets Washington Mutual Trust Growth and Income Fund for the last eight years. While at Washington Mutual, Foreman was head of research for the firm and leader of the firm's equity team. He spent eleven years at SAFECO and the Boeing Co., before his tenure at Washington Mutual. Mr. Foreman graduated from the University of Washington with a B.S. degree in Economics, and from the University of Puget Sound with a M.B.A. He became a Chartered Financial Analyst in 1993.

                       Evergreen Variable Annuity Trust
                    EVERGREEN VA INTERNATIONAL GROWTH FUND
-------------------------------------------------------------------------------

A Report From Your Portfolio Manager
Gilman Gunn

The Evergreen VA International Growth Fund was launched on August 17, 1998. This report covers the period from August 17 through December 31, 1998, an unusual period that saw foreign markets first fall dramatically and then rise sharply. Reflecting this unusual backdrop, the Evergreen VA International Growth Fund had a total return of -6.10% for the August 17 through December 31, 1998 period, although the return during the final three months of 1998 was positive, at 9.8%.

The Fund began investing in the midst of a dramatic downdraft in international stock prices, caused by concerns that economic problems in emerging markets would slow global economic growth. This decline, which began in July, continued until mid-October. The Morgan Stanley International Europe, Australasia and Far East (EAFE) Index, for example, fell from about 1275 in mid-August to about 1100 by mid-October. When the U.S. Federal Reserve Board reduced short-term interest rates for the second time, on October 16, the markets sharply turned direction, with the EAFE climbing to about 1400 by December 31.

Defensive Positioning

Throughout this volatile period, with dramatic market movements down and up, the Fund pursued a primarily defensive strategy that included:

 . emphasizing stocks of European companies;

 . de-emphasizing stocks of Japanese companies and of companies in emerging markets, including Asia, Latin America and Eastern Europe;

 . investing a relatively high portion of net assets, from 10% to 15%, in cash.

At year-end, approximately 67% of Fund assets were invested in Europe, with the largest European weightings in France (16%), the United Kingdom (15%) and Switzerland (11%). Japan was underweighted compared to the EAFE Index, 14% of net assets vs. 20%. Emerging market investments constituted just 1% of net assets on December 31. Although some of these markets did recover somewhat in the final two months of 1998, we continued to believe they presented an inappropriate risk for this portfolio, at that time.

Outlook

Looking toward the future, we have a positive outlook, particularly for Europe. Although stock prices in Europe are not cheap, a number of trends have combined to present opportunities:

1. Interest rates in Europe are at historically low levels--lower even than in the United States.

2. Corporations throughout Europe are re-structuring to place greater emphasis on their core businesses and become more competitive.

3. The introduction of the euro--a common currency for 11 European nations-- creates opportunities. Companies now will be able to do business in 11 different countries comprising one market, rather than in 11 different markets.

4. An increase in merger-and-acquisition activity potentially enhances the value of many European companies, both large and small. Prominent examples of this trend were Daimler-Benz' acquisition of Chrysler Corp. in the automobile industry and the recently announced merger of Hoeschst and Rhone-Poulenc in the pharmaceutical industry.

5. More European companies are buying back their stock shares, supporting the value of those shares.

6. More opportunities for European individuals to invest in retirement plans that purchase stocks are emerging. These opportunities come at a time when stocks are as attractive as they have been in 20 years because of the relatively low yields offered by bonds and cash.

For all these reasons, we expect to continue to focus on Europe. Outside Europe, the outlook is not as positive. The Japanese economy continues to struggle. In addition, we believe the volatility of emerging markets makes them inappropriate for this Fund at this time.
International investing involves special risks, such as fluctuating currency exchange rates and political and economic instability. There is no guarantee that any fund will continue to hold a particular security. Holdings are subject to change.

                       Evergreen Variable Annuity Trust
                   EVERGREEN VA SMALL CAP EQUITY INCOME FUND
-------------------------------------------------------------------------------

A Report From Your Portfolio Manager
Nola Maddox Falcone, CFA

The VA Small Cap Equity Income Fund invests in entrepreneurial companies with promising growth prospects that are undervalued in relation to a company's earnings, cash flow or asset value. In addition to an attractive valuation, the Fund focuses on companies that provide a dividend yield and have a market capitalization of less than $1 billion. In industries, such as technology and health care, where stocks traditionally have not paid dividends, the Fund may invest in convertible bonds and other equity equivalents. We believe that over the long run, the emphasis on undervalued securities with yield will provide the Fund the opportunity to generate strong performance with more price protection in periods of market volatility than the average small cap fund.

Performance

The Fund outperformed the Wilshire Small Cap Value Index, its benchmark, in a difficult environment for small cap investing. Since its inception on May 1, 1998, the Fund was down 2.86%, compared with a decline of 11.95% for Wilshire Small Cap Value Index and a decline of 11.75% for the Russell 2000 for the same time period. We believe that this performance demonstrates the defensive characteristics of the Fund.

Strong performers for the Fund included Craftmade International, +67.1%; International Multifoods Corp., +61.0%; American Woodmark Corp., +47.2%; Hach Co., +33.3%; and Boston Acoustics, +23.4%. Many of the issues added to the Fund during the second half of the year were in companies that were expected to benefit from the continued strength of the U.S. economy and/or had little exposure to Asia or other emerging market countries. For example, Craftmade International designs and markets ceiling fans and lighting fixtures for the remodeling and new home construction markets in the U.S. The company is benefiting from the strong housing market and is expected to generate earnings growth of more than 70% this year. Similarly, American Woodmark Corp., a manufacturer and distributor of kitchen and bathroom cabinets, was helped by the strength of the remodeling and residential construction markets. The company, which reported a 22% increase in earnings in fiscal 1998, is expected to see earnings growth accelerate to an average of 30% annually over the next two years. Despite the rise in the stock, we believe it is undervalued at 13 times next year's earnings.

International Multifoods Corp. is a foodservice distributor in the U.S. and a food manufacturer in the U.S. and Canada. We added the stock to the portfolio in early October because we believed it was trading at a very attractive valuation and because the company's restructuring under new management should position it for consistent and stronger earnings growth over the next several years. At the time of our purchase, the stock had a yield of 5.0% and was trading at approximately 5 times cash flow. We expect continued progress with the restructuring to provide a strong catalyst for the stock over the next 12 months. Another good performer for the Fund was Boston Acoustics, a manufacturer of speaker systems for stereo and home theater equipment. The company is benefiting from new contracts with a computer manufacturer to supply speakers for personal computers. We expect Boston Acoustics to generate annual earnings growth in the mid-teens over the next two years, and we believe the stock is attractively valued at 11 times next year's earnings. Hach Co. is a manufacturer of water testing equipment. The company's core business has been consistently profitable, and earnings this year are expected to benefit from the acquisition of Environmental Testing Service, a company with strong ties to the consumer market.

The industry groups providing the strongest performance for the Fund were:
Retailing & Wholesale; Electrical Equipment & Services; Building, Construction & Furnishings; Chemical & Agricultural Products; and Food & Beverage Products. The Retailing & Wholesale and the Building, Construction & Furnishings groups benefited from the continued strength of the U.S. economy. Merger and acquisition activity was also a positive factor for the Fund. During the year, there was one takeover completed in the Fund and an announced acquisition. The takeovers included Learonal, Inc., which agreed to be acquired by Rohm & Haas Co., and May & Speh, Inc., which was acquired by Acxiom Corp. The Energy and Oil Field Services industry groups, as well as individual issues in the Aerospace and Machinery industries, hurt performance for the period. Banks also underperformed, but we believe this is temporary because of the outlook for further consolidation in the industry.

Outlook

Looking ahead, we believe the outlook is very positive for strong small-cap stock performance in 1999. The very low valuations of small cap stocks relative to large caps are prompting a significant amount of stock buybacks and we have seen a higher percentage of

                       Evergreen Variable Annuity Trust
                   EVERGREEN VA SMALL CAP EQUITY INCOME FUND
-------------------------------------------------------------------------------


buybacks announced by small cap companies relative to announcements by large companies in recent months. In addition, the attractive valuations of many of the smaller companies should lead to an acceleration of merger and acquisition activity, as large companies can use cash or fully priced stock to buy undervalued small-cap companies. The reduction in the discount rate by the Federal Reserve should also be a positive, as small caps have tended to outperform in the past following such action by the Federal Reserve. We are very optimistic about the outlook for the Fund given the low valuations and strong positive earnings outlook for many of the companies in the portfolio.

Small capitalization investing typically carries additional risks since small companies generally have a higher risk failure. Although it may offer the potential for greater long term results, it may also result in greater price volatility.

                       Evergreen Variable Annuity Trust
                      EVERGREEN VA STRATEGIC INCOME FUND
-------------------------------------------------------------------------------

A Report From Your Portfolio Manager
Prescott B. Crocker, CFA

We are pleased to report on the events and strategies that shaped the performance of Evergreen VA Strategic Income Fund for the 12 months ending December 31, 1998.

Performance

Evergreen VA Strategic Income Fund produced a total return of 5.91% for the 12 months ended December 31, 1998. We attribute the Fund's performance to its thorough research, careful selection of securities and prudent, active, asset-allocation management. As of that date, the Fund was invested as follows: U.S. Treasury securities--47%; domestic corporate bonds--27%; foreign bonds--19%; and cash equivalents--7%. Foreign bonds included the governments of Canada, Denmark, Germany and New Zealand. There were no foreign corporate bond holdings and no Asian or emerging market debt during the period.

Economic Environment

U.S. Treasury prices rose significantly over the past year, benefiting from a "flight-to-quality" prompted by the international financial crisis. The yield on the 30-year U.S. Treasury bond closed 1998 at 5.09%, falling from 5.92% on December 31, 1997. Early in the year, investors were concerned that the nation's vibrant economic growth would cause a resumption of future inflation. These concerns reversed course in the summer of 1998 when a series of events triggered a massive "flight-to-quality" that drove the yield on the 30-year U.S. Treasury bond to a low yield of 4.75%. To keep U.S. economic growth strong enough to re-energize world economies, the Federal Reserve Board cut interest rates three times in the fall of 1998. This was followed by 46 coordinated foreign central bank interest rate cuts by year end. The efforts helped stabilize global economies and financial markets, and the "flight-to-quality" unwound. As a result, U.S. Treasuries gave up a substantial part of their gains by year end. Yields rose, but remained at levels that were low by historical standards.

Intermediate term European bonds rallied approximately 5% last year. Early in the year, investors focused on expectations of currency conversion to the European Monetary Union--the common currency uniting 11 European countries--as well as the economic and fiscal health of those countries entering into the consortium. The European bond market also responded favorably to anticipated slower global economic growth and the implications for lower inflation.

Investment Strategy

We actively managed the Fund's asset allocation throughout the 12-month period. Early in the year, we gave an equal weighting to U.S. Treasuries and high yield bonds. We then reduced our allocation to the high yield sector, reinvesting assets in U.S. Treasuries. At that time, conditions in the high yield bond sector deteriorated. The Fund's emphasis on U.S. Treasuries benefited total return when the international crisis spurred the "flight-to-quality."

Late in the year, we increased the Fund's high yield position as opportunities developed, taking advantage of the substantial increase in yield advantages in the high yield sector. We selected bonds that, in our opinion, represented attractive relative value, focusing on the "BB"-rated and "B"-rated sectors.

We also emphasized a combination of relative value and interest rate outlook with the Fund's international holdings. Carrying the "full faith and credit" of the Danish government, the Fund's investment in Danish mortgage-backed securities provided a substantial yield premium over U.S. Treasuries. The Fund's Government of New Zealand bonds represented opportunity for price appreciation from anticipated slower economic growth and a strong currency. Further, while U.S. Treasury prices had fallen considerably from their recent highs, long-term German bonds had reached new highs as of December 31, 1998.

Outlook

Going forward, we anticipate slower, but still positive, economic growth in both the U.S. and European economies and a continued favorable interest rate environment. The "crisis mentality" that gripped the financial markets in 1998 appears to be abating. Investors appear to be responding to negative world news with greater confidence, which could reduce both the magnitude and the duration of future price fluctuations. This increased investor confidence could bode well for non-U.S. Treasury securities, as investors feel more comfortable increasing their risk exposure. In that environment, we would expect yield advantages to decrease, pushing the prices of non-U.S. Treasuries higher relative to their U.S. government counterparts, and considerable potential for price appreciation in the Fund's high yield holdings.

                        Evergreen Variable Annuity Trust
--------------------------------------------------------------------------------
Historical Performance and Long Term Growth

                                                     Average Annual Returns
                                                    ------------------------
                                                                     Since
Fund/Inception Date                                   1 yr.        Inception
-------------------------------------------------------------------------------
Evergreen VA Aggressive Growth Fund (3/6/97)              22.25%         18.24%
Evergreen VA Fund (3/1/96)                                 6.44%         20.00%
Evergreen VA Foundation Fund (3/1/96)                     10.56%         18.77%
Evergreen VA Global Leaders Fund (3/6/97)                 18.92%         15.19%
Evergreen VA Growth and Income Fund (3/1/96)               4.77%         20.05%
Evergreen VA International Growth Fund (8/17/98)            n/a          -6.10%
Evergreen VA Small Cap Equity Income Fund (5/1/98)          n/a          -2.86%
Evergreen VA Strategic Income Fund (3/6/97)                5.91%          6.16%

Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

EVERGREEN VA AGGRESSIVE GROWTH FUND

                           [LINE GRAPH APPEARS HERE]

             VA Aggressive          Consumer Price               NASDAQ
  Date        Growth Fund          Index - US Value          Industries Value
  ----        -----------          ----------------          ----------------
  3/97         10,000                 10,000                    10,000
  6/97         10,270                 10,019                    11,821
 12/97         11,099                 10,081                    12,918
  6/98         12,280                 10,188                    15,633
 12/98         13,569                 10,263                    18,134

Comparison of a $10,000 investment in Evergreen VA Aggressive Growth Fund versus a similar investment in the Nasdaq Industrials and the Consumer Price Index
(CPI)*


EVERGREEN VA FUND

                          [LINE GRAPH APPEARS HERE]

                 VA           Consumer Price        NASDQ            Russell
   Date     Evergreen Fund   Index - US Value   Composite Value     2000 Value
   ----     --------------   ----------------   ---------------     ----------
   3/96        10,000            10,000            10,000            10,000
   6/96        10,590            10,120            10,788            10,714
  12/96        11,487            10,247            11,779            11,310
   6/97        13,530            10,357            13,194            12,463
  12/97        15,755            10,421            14,418            13,838
   6/98        17,163            10,531            17,448            14,520
  12/98        16,772            10,609            20,240            13,486

Comparison of a $10,000 investment in Evergreen VA Fund versus a similar investment in the Nasdaq Composite, the Russell 2000 and the Consumer Price Index (CPI).*


EVERGREEN VA FOUNDATION FUND

                          [LINE GRAPH APPEARS HERE]

   Date    VA Foundation Fund    Consumer Price Index - US    S&P 500 Composite
   ----    ------------------    -------------------------    -----------------
  3/96         10,000                   10,000                    10,000
  6/96         10,070                   10,120                    10,549
 12/96         11,527                   10,247                    11,782
  6/97         13,056                   10,357                    14,209
 12/97         14,733                   10,421                    15,712
  6/98         15,755                   10,531                    18,495
 12/98         16,299                   10,609                    20,202

Comparison of a $10,000 investment in Evergreen VA Foundation Fund versus a similar investment in the S&P 500 and the Consumer Price Index (CPI)*


EVERGREEN VA GLOBAL LEADERS FUND

                          [LINE GRAPH APPEARS HERE]

                                         Consumer Price
  Date       VA Global Leaders Fund     Index - US Value      MSCI World Value
  ----       ----------------------     ----------------      ----------------
  3/97            10,000                   10,000                10,000
  6/97            11,020                   10,019                11,517
 12/97            10,879                   10,081                11,577
  6/98            12,382                   10,188                13,528
 12/98            12,939                   10,263                14,447

Comparison of a $10,000 investment in Evergreen VA Global Leaders Fund versus a similar investment in the Morgan Stanley Capital International World Index (MSCIWI) and the Consumer Price Index (CPI).*

                       Evergreen Variable Annuity Trust
--------------------------------------------------------------------------------
EVERGREEN VA GROWTH AND INCOME FUND

                           [LINE GRAPH APPEARS HERE]

            VA Growth &     Consumer Price        S&P 400          S&P 500
  Date      Income Fund    Index - US Value     Midcap Value    Composite Value
  ----      -----------    ----------------     ------------    ---------------
  3/96      10,000            10,000             10,000            10,000
  6/96      10,710            10,120             10,411            10,549
 12/96      11,900            10,247             11,361            11,782
  6/97      13,881            10,357             12,839            14,209
 12/97      16,023            10,421             15,004            15,712
  6/98      17,238            10,531             16,293            18,495
 12/98      16,788            10,609             17,852            20,202

Comparison of a $10,000 investment in Evergreen VA Growth and Income Fund versus a similar investment in the S&P 400, the S&P 500 and the Consumer Price Index
(CPI).*

EVERGREEN VA INTERNATIONAL GROWTH FUND

                           [LINE GRAPH APPEARS HERE]

  Date     VA Intl. Growth Fund   Consumer Price Index - US    MSCI EAFE Value
  ----     --------------------   -------------------------    ---------------
  8/98       10,000                      10,000                  10,000
  9/98        9,130                      10,012                   9,696
 10/98        8,770                      10,024                  10,709
 11/98        9,120                      10,049                  11,261
 12/98        9,390                      10,049                  11,708

Comparison of a $10,000 investment in Evergreen VA International Growth Fund versus a similar investment in Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) and the Consumer Price Index (CPI).*

EVERGREEN VA SMALL CAP EQUITY INCOME FUND

                          [LINE GRAPH APPEARS HERE]

            VA Small Cap      Wilshire Small        Russell           CPI -
   Date     Equity Fund         Cap Value         2000 Value        US Value
   ----     -----------         ---------         ----------        --------
   5/98       10,000             10,000            10,000           10,000
   6/98        9,810              9,564             9,481           10,031
   7/98        9,510              8,867             8,714           10,043
   8/98        8,440              7,810             7,022           10,055
   9/98        8,710              8,041             7,571           10,068
  10/98        8,920              8,333             7,880           10,080
  11/98        9,324              8,573             8,293           10,105
  12/98        9,714              8,825             8,806           10,105

Comparison of a $10,000 investment in Evergreen VA Small Cap Equity Income Fund versus a similar investment in the Russell 2000, the Wilshire Small Cap Value Index and the Consumer Price Index (CPI).*

EVERGREEN VA STRATEGIC INCOME FUND

                          [LINE GRAPH APPEARS HERE]

            VA Strategic       CPI -         Lehman Brothers    Lehman Brothers
  Date      Income Fund       US Value      Long Gov't Value    Aggregate Value
  ----      -----------       --------      ----------------    ---------------
  3/97      10,000           10,000            10,000              10,000
  6/97      10,120           10,019            10,559              10,368
 12/97      10,529           10,081            11,892              11,027
  6/98      10,941           10,188            12,644              11,460
 12/98      11,150           10,263            13,398              11,984

Comparison of a $10,000 investment in Evergreen VA Strategic Income fund versus a similar investment in the Lehman Brothers Government Bond Index (LBGBI), the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index
(CPI).*


Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.
* The Nasdaq, Russell 2000, S&P 500, S&P 400, MSCIWI, MSCI EAFE, LBGBI and the LBABI are unmanaged market indices and do not include transaction costs associated with buying and selling securities or any management fees.
The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                        Evergreen Variable Annuity Trust
--------------------------------------------------------------------------------
                              Financial Highlights

                 (For a share outstanding throughout each year)


                                                   Year Ended
                                                  December 31,
                                                 -----------------
Aggressive Growth Fund                            1998      1997*
-------------------------------------------------------------------------------
Net asset value, beginning of year.............. $ 11.10   $ 10.00
                                                 -------   -------
Income from investment operations
 Net investment income#.........................   (0.04)    (0.06)
 Net realized and unrealized gains or losses on
  securities....................................    2.51      1.16
                                                 -------   -------
Total from investment operations................    2.47      1.10
                                                 -------   -------
Net asset value, end of year.................... $ 13.57   $ 11.10
                                                 -------   -------
Total return (a)................................   22.25%    11.00%
Ratios/supplemental data
Net assets, end of year (thousands)............. $ 4,039   $ 1,868
Ratios to average net assets:
 Expenses.......................................    1.02%     1.06%+
 Expenses, after fee credits....................    1.00%     1.00%+
 Expenses, excluding fee credits, waivers and
  reimbursements................................    1.55%     3.02%+
 Net investment income..........................   (0.33)%   (0.74)%+
Portfolio turnover rate.........................      49%       39%
                                                 Year Ended December 31,
                                                 ----------------------------
Evergreen Fund                                    1998      1997      1996**
-------------------------------------------------------------------------------
Net asset value, beginning of year.............. $ 14.89   $ 11.41    $ 10.00
                                                 -------   -------    -------
Income from investment operations
 Net investment income#.........................    0.07      0.06       0.05
 Net realized and unrealized gains or losses on
  securities....................................    0.86      4.15       1.44
                                                 -------   -------    -------
Total from investment operations................    0.93      4.21       1.49
                                                 -------   -------    -------
Less distributions from
 Net investment income..........................       0     (0.05)     (0.05)
 Net realized gains.............................   (0.51)    (0.68)     (0.03)
                                                 -------   -------    -------
Total distributions to shareholders.............   (0.51)    (0.73)     (0.08)
                                                 -------   -------    -------
Net asset value, end of year.................... $ 15.31   $ 14.89    $ 11.41
                                                 -------   -------    -------
Total return (a)................................    6.44%    37.16%     14.90%
Ratios/supplemental data
Net assets, end of year (thousands)............. $45,820   $21,600    $10,862
Ratios to average net assets:
 Expenses.......................................    1.01%     1.01%      1.00%+
 Expenses, after fee credits....................    1.00%     1.00%      1.00%+
 Expenses, excluding fee credits, waivers and
  reimbursements................................    1.14%     1.31%      2.38%+
 Net investment income..........................    0.49%     0.42%      0.87%+
Portfolio turnover rate.........................      16%       32%         6%

 + Annualized.
* For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
** For the period from March 1, 1996 (commencement of operations) to December
   31, 1996.
 # Net investment income is based on average shares outstanding during the pe-
   riod.
(a) Total return does not reflect charges of the separate accounts.

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust
--------------------------------------------------------------------------------
                              Financial Highlights

                 (For a share outstanding throughout each year)

                                                     Year Ended December 31,
                                                   --------------------------
Foundation Fund                                     1998     1997      1996*
-------------------------------------------------------------------------------
Net asset value, beginning of year................ $ 13.54  $ 11.31   $ 10.00
                                                   -------  -------   -------
Income from investment operations
 Net investment income#...........................    0.35     0.26      0.16
 Net realized and unrealized gains or losses on
  securities......................................    1.07     2.86      1.37
                                                   -------  -------   -------
Total from investment operations..................    1.42     3.12      1.53
                                                   -------  -------   -------
Less distributions from
 Net investment income............................   (0.26)   (0.24)    (0.16)
 Net realized gains...............................   (0.23)   (0.65)    (0.06)
                                                   -------  -------   -------
Total distributions to shareholders...............   (0.49)   (0.89)    (0.22)
                                                   -------  -------   -------
Net asset value, end of year...................... $ 14.47  $ 13.54   $ 11.31
                                                   -------  -------   -------
Total return (a)..................................   10.56%   27.80%    15.30%
Ratios/supplemental data
Net assets, end of year (thousands)............... $78,371  $31,840   $15,812
Ratios to average net assets:
 Expenses.........................................    1.00%    1.01%     1.00%+
 Expenses, after fee credits......................    0.99%    1.00%     1.00%+
 Expenses, excluding fee credits, waivers and
  reimbursements..................................    1.00%    1.10%     1.72%+
 Net investment income............................    2.44%    2.15%     2.70%+
Portfolio turnover rate...........................      10%      26%       12%
                                                     Year Ended
                                                    December 31,
                                                   ----------------
Global Leaders Fund                                 1998    1997**
-------------------------------------------------------------------
Net asset value, beginning of year................ $ 10.79  $ 10.00
                                                   -------  -------
Income from investment operations
 Net investment income#...........................    0.10     0.11
 Net realized and unrealized gains or losses on
  securities and foreign currency related
  transactions....................................    1.94     0.77
                                                   -------  -------
Total from investment operations..................    2.04     0.88
                                                   -------  -------
Less distributions from
 Net investment income............................   (0.07)   (0.06)
 Net realized gains...............................       0    (0.03)
                                                   -------  -------
Total distributions to shareholders...............   (0.07)   (0.09)
                                                   -------  -------
Net asset value, end of year...................... $ 12.76  $ 10.79
                                                   -------  -------
Total return (a)..................................   18.92%    8.80%
Ratios/supplemental data
Net assets, end of year (thousands)............... $ 9,583  $ 2,899
Ratios to average net assets:
 Expenses.........................................    1.04%    1.05%+
 Expenses, after fee credits......................    1.00%    1.00%+
 Expenses, excluding fee credits, waivers and
  reimbursements..................................    1.56%    2.89%+
 Net investment income............................    0.89%    1.15%+
Portfolio turnover rate...........................      12%      11%

 +  Annualized.
* For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
** For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
 # Net investment income is based on average shares outstanding during the pe-riod.
(a) Total return does not reflect charges of the separate accounts.

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust
--------------------------------------------------------------------------------
                              Financial Highlights

                 (For a share outstanding throughout each year)

                                                Year Ended December 31,
                                          ------------------------------------
Growth And Income Fund                           1998          1997     1996*
--------------------------------------------------------------------------------
Net asset value, beginning of year.......       $ 15.29       $ 11.83  $ 10.00
                                                -------       -------  -------
Income from investment operations
 Net investment income#..................          0.16          0.08     0.06
 Net realized and unrealized gains or
  losses on securities...................          0.56          4.01     1.84
                                                -------       -------  -------
Total from investment operations.........          0.72          4.09     1.90
                                                -------       -------  -------
Less distributions from
 Net investment income...................         (0.13)        (0.07)   (0.06)
 Net realized gains......................         (0.30)        (0.56)   (0.01)
                                                -------       -------  -------
Total distributions to shareholders......         (0.43)        (0.63)   (0.07)
                                                -------       -------  -------
Net asset value, end of year.............       $ 15.58       $ 15.29  $ 11.83
                                                -------       -------  -------
Total return (a).........................          4.77%        34.66%   19.00%
Ratios/supplemental data
Net assets, end of year (thousands)......       $60,576       $31,088  $14,484
Ratios to average net assets:
 Expenses................................          1.01%         1.01%    1.00%+
 Expenses, after fee credits.............          1.00%         1.00%    1.00%+
 Expenses, excluding fee credits, waivers
  and reimbursements.....................          1.16%         1.23%    2.05%+
 Net investment income...................          1.02%         0.59%    1.00%+
Portfolio turnover rate..................            13%           18%       2%
                                             Period Ended
International Growth Fund                 December 31, 1998**
-------------------------------------------------------------
Net asset value, beginning of period.....       $ 10.00
                                                -------
Income from investment operations
 Net investment income#..................          0.03
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions..........         (0.64)
                                                -------
Total from investment operations.........         (0.61)
                                                -------
Net asset value, end of period...........       $  9.39
                                                -------
Total return (a).........................         (6.10)%
Ratios/supplemental data
Net assets, end of period (thousands)....       $ 1,425
Ratios to average net assets:
 Expenses................................          1.02%+
 Expenses, after fee credits.............          1.00%+
 Expenses, excluding fee credits, waivers
  and reimbursements.....................          8.26%+
 Net investment income...................          1.05%+
Portfolio turnover rate..................            59%

 +  Annualized.
* For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
** For the period from August 17, 1998 (commencement of operations) to December 31, 1998.
 # Net investment income is based on average shares outstanding during the pe-riod.
(a) Total return does not reflect charges of the separate accounts.

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust
--------------------------------------------------------------------------------
                              Financial Highlights

                 (For a share outstanding throughout each year)

                                                       Period Ended
Small Cap Equity Income Fund                        December 31, 1998*
----------------------------------------------------------------------
Net asset value, beginning of period...............      $ 10.00
                                                         -------
Income from investment operations
 Net investment income#............................         0.15
 Net realized and unrealized gains or losses on
  securities.......................................        (0.45)
                                                         -------
Total from investment operations...................        (0.30)
                                                         -------
Less distributions from
 Net investment income.............................        (0.11)
 Net realized gains................................        (0.01)
                                                         -------
Total distributions to shareholders................        (0.12)
                                                         -------
Net asset value, end of period.....................      $  9.58
                                                         -------
Total return (a)...................................        (2.86)%
Ratios/supplemental data
Net assets, end of period (thousands)..............      $ 2,282
Ratios to average net assets:
 Expenses..........................................         1.02%+
 Expenses, after fee credits.......................         1.00%+
 Expenses, excluding fee credits, waivers and
  reimbursements...................................         3.47%+
 Net investment income.............................         2.49%+
Portfolio turnover rate............................           16%
                                                     Year Ended December 31,
                                                    -------------------------
Strategic Income Fund                                      1998        1997**
-------------------------------------------------------------------------------
Net asset value, beginning of year.................      $ 10.20       $10.00
                                                         -------       ------
Income from investment operations
 Net investment income#............................         0.64         0.32
 Net realized and unrealized gains or losses on
  securities and foreign currency related
  transactions.....................................        (0.04)        0.21
                                                         -------       ------
Total from investment operations...................         0.60         0.53
                                                         -------       ------
Less distributions from
 Net investment income.............................        (0.41)       (0.31)
 Net realized gains................................            0        (0.02)
                                                         -------       ------
Total distributions to shareholders................        (0.41)       (0.33)
                                                         -------       ------
Net asset value, end of year.......................      $ 10.39       $10.20
                                                         -------       ------
Total return (a)...................................         5.91%        5.28%
Ratios/supplemental data
Net assets, end of year (thousands)................      $11,182       $2,204
Ratios to average net assets:
 Expenses..........................................         1.02%        1.02%+
 Expenses, after fee credits.......................         0.98%        1.00%+
 Expenses, excluding fee credits, waivers and
  reimbursements...................................         1.02%        2.67%+
 Net investment income.............................         6.05%        5.34%+
Portfolio turnover rate............................          231%         119%

 +  Annualized.
* For the period from May 1, 1998 (commencement of operations) to December 31, 1998.
** For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
 # Net investment income is based on average shares outstanding during the pe-riod.
(a) Total return does not reflect charges of the separate accounts.

                  See Combined Notes to Financial Statements.

                       Evergreen Variable Annuity Trust
                      EVERGREEN VA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------
                            Schedule of Investments
                               December 31, 1998

 Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS--95.1%
         Business Services--10.1%
   1,700 Analysts International Corporation.......................   $    32,725
   2,300 *Fiserv, Inc.............................................       118,306
   2,800 Paychex, Inc.............................................       144,025
   2,500 *Sterling Commerce, Inc. ................................       112,500
                                                                     -----------
                                                                         407,556
                                                                     -----------
         Communication Systems & Services--14.4%
   2,400 *American Power Conversion Corp..........................       116,250
   2,850 *Cisco Systems, Inc. ....................................       264,516
   2,800 *MCI WorldCom, Inc.......................................       200,900
                                                                     -----------
                                                                         581,666
                                                                     -----------
         Educational Services--0.8%
   1,000 *Sylvan Learning Systems, Inc............................        30,500
                                                                     -----------
         Financial--4.0%
   2,000 SunAmerica, Inc. ........................................       162,250
                                                                     -----------
         Healthcare--15.5%
   1,700 *Health Management Associates, Inc.......................        36,763
   1,700 *MedQuist, Inc. .........................................        67,150
   2,500 Medtronic, Inc...........................................       185,625
   2,600 *Renal Care Group, Inc...................................        74,912
   4,200 *Rexall Sundown, Inc. ...................................        58,800
   2,300 *VISX, Inc...............................................       201,106
                                                                     -----------
                                                                         624,356
                                                                     -----------
         Oil/Gas--Drilling--5.5%
   1,400 Diamond Offshore Drilling, Inc...........................        33,162
   2,000 ENSCO International, Inc. ...............................        21,375
   2,000 *Global Marine, Inc. ....................................        18,375
   2,400 *Marine Drilling Companies, Inc..........................        18,450
   2,400 *Noble Drilling Corporation..............................        31,050
   3,000 *Patterson Energy, Inc...................................        12,188
   3,700 *R & B Falcon Corporation................................        28,213
   2,200 Transocean Offshore, Inc.................................        58,987
                                                                     -----------
                                                                         221,800
                                                                     -----------
         Oil/Gas--Equipment & Services--4.9%
   4,400 *Global Industries Ltd...................................        26,950
   1,100 Halliburton Company......................................        32,588
   4,000 *Petroleum Geo-Services ADR..............................        63,000
     800 Schlumberger Ltd.........................................        36,900
   2,000 *Weatherford International, Inc. ........................        38,750
                                                                     -----------
                                                                         198,188
                                                                     -----------
          Retail (Specialty)--19.4%
   2,300  *Action Performance Companies, Inc. ..................     $    81,362
   2,600  *Bed Bath & Beyond, Inc. .............................          88,725
   2,700  Family Dollar Stores, Inc.............................          59,400
   1,000  Fastenal Company......................................          44,000
   3,600  Home Depot, Inc. .....................................         220,275
   6,200  *Office Depot, Inc. ..................................         229,012
   1,400  *Staples, Inc.........................................          61,163
                                                                     -----------
                                                                         783,937
                                                                     -----------
          Software/Technology--20.5%
   3,600  *BMC Software, Inc. ..................................         160,425
   1,100  *Citrix Systems, Inc. ................................         106,769
   2,600  *EMC Corporation......................................         221,000
   1,400  *Microsoft Corporation................................         194,162
   2,200  *Network Associates, Inc. ............................         145,750
                                                                     -----------
                                                                         828,106
                                                                     -----------
          Total Common Stocks
           (cost $2,861,801)....................................      $3,838,359
                                                                     -----------
 Principal
  Amount
 ---------
 SHORT-TERM INVESTMENTS--4.7%
           Repurchase Agreement--4.7%
 $191,000  State Street Bank & Trust Company Repurchase Agreement
            purchased 12/31/98, 4.00%, maturing 1/4/99, maturity
            value $191,085
            (cost $191,000) (a)..................................    $   191,000
                                                                     -----------
          Total Investments--
           (cost $3,052,801)................................    99.8%  4,029,359
          Other Assets and
           Liabilities--net.................................     0.2       9,479
                                                               ------ ----------
          Net Assets........................................   100.0% $4,038,838
                                                               ====== ==========

* Non-income producing securities.
(a) At December 31, 1998, the repurchase agreement was fully collateralized by: $191,000 U.S. Treasury Notes, 6.25%, 10/31/01, value including accrued interest--$199,928.

Summary of Abbreviations:
ADR   American Depository Receipts

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust
                               EVERGREEN VA FUND
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                               December 31, 1998

  Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS--91.4%
           Banks--6.5%
    10,000 Associated Banc Corp. .................................   $   341,875
    10,000 BankBoston Corp........................................       389,375
     4,000 Bankers Trust Corp. ...................................       341,750
    15,000 Cape Cod Bank & Trust Co. .............................       270,000
    25,000 Cardinal Financial Corp................................       159,375
     6,000 Comerica, Inc..........................................       409,125
     4,000 F&M National Corp. ....................................       119,750
     4,000 Hibernia Corp. Cl. A...................................        69,500
     2,000 Mellon Bank Corp. .....................................       137,500
     3,600 National City Corp.....................................       261,000
    25,164 Republic Security Financial Corp. .....................       305,113
     6,000 Seacoast Banking Corp. of
            Florida Cl. A.........................................       170,250
                                                                     -----------
                                                                       2,974,613
                                                                     -----------
           Building, Construction & Furnishings--14.0%
    15,000 *Beazer Homes USA, Inc.................................       375,000
    26,250 Cavalier Homes, Inc....................................       298,594
    28,125 Clayton Homes, Inc.....................................       388,477
    51,500 D.R. Horton, Inc.......................................     1,184,500
    15,000 *Eagle Hardware & Garden, Inc. ........................       487,500
    20,000 *Genlyte Group, Inc. ..................................       375,000
    10,000 *Knoll, Inc. ..........................................       296,250
    23,000 Lennar Corp............................................       580,750
    16,000 M/I Schottenstein Homes, Inc...........................       352,000
    10,000 *Morgan Products, Ltd. ................................        35,000
    24,700 Oakwood Homes Corp.....................................       375,131
     3,000 *Palm Harbor Homes, Inc................................        75,562
    27,500 *Presley Companies Cl. A...............................        12,891
    10,000 Ryland Group, Inc. ....................................       288,750
    10,000 TJ International, Inc..................................       256,875
    12,000 *Toll Brothers, Inc....................................       270,750
    23,500 *US Home Corp. ........................................       781,375
                                                                     -----------
                                                                       6,434,405
                                                                     -----------
           Business Equipment & Services--0.5%
    12,031 *Paxar Corp............................................       107,527
     5,000 *Zebra Technologies Corp. Cl. A........................       143,750
                                                                     -----------
                                                                         251,277
                                                                     -----------
           Chemical & Agricultural Products--0.3%
     1,000 Schulman (A.), Inc.....................................        22,687
     4,000 Sigma-Aldrich Corp. ...................................       117,500
                                                                     -----------
                                                                         140,187
                                                                     -----------
           Communication Systems & Services--2.2%
     7,625 *Andrew Corp. .........................................       125,813
     2,250 *Cisco Systems, Inc....................................       208,828
    10,000 *Coherent Communications Systems Corp., Inc............       124,375
     6,000 Inter-Tel, Inc.........................................       140,250
     5,000 *Powertel, Inc.........................................        67,813
     5,000 Tellabs, Inc. .........................................       342,812
                                                                     -----------
                                                                       1,009,891
                                                                     -----------

  Shares                                                                Value
--------------------------------------------------------------------------------
 COMMON STOCKS--continued
           Consumer Products & Services--4.2%
     2,700 Cendant Corp...........................................   $    51,469
    15,000 Commonwealth Industries, Inc...........................       140,625
     8,000 Harman International Industries, Inc...................       305,000
    15,000 K2, Inc................................................       154,688
    13,700 Lancaster Colony Corp. ................................       440,112
    10,000 Noble Affiliates, Inc..................................       246,250
     7,000 Russ Berrie & Co., Inc.................................       164,500
     8,000 St. John Knits, Inc. ..................................       208,000
    13,000 Stride Rite Corp. .....................................       113,750
     3,000 Toro Co. ..............................................        85,500
                                                                     -----------
                                                                       1,909,894
                                                                     -----------
           Electronic Equipment & Services--3.0%
     8,489 AMP, Inc...............................................       441,959
    10,000 *Dupont Photomasks, Inc................................       424,375
     5,000 *Hadco Corp............................................       175,000
    12,000 *SMART Modular Technologies, Inc.......................       333,000
                                                                     -----------
                                                                       1,374,334
                                                                     -----------
           Finance & Insurance--14.4%
     3,000 AMBAC Financial Group, Inc.............................       180,563
    10,000 American Bankers Insurance Group, Inc..................       483,750
     4,000 Countrywide Credit Industries, Inc. ...................       200,750
    14,000 Dain Rauscher Corp.....................................       413,000
    10,500 Edwards (A.G.), Inc....................................       391,125
    10,000 Enhance Financial Services Group, Inc..................       300,000
     9,500 First American Financial Corp..........................       305,187
     2,500 Freedom Securities Corp. ..............................        37,813
     6,000 Horace Mann Educators Corp. ...........................       171,000
    13,600 Interstate/Johnson Lane, Inc. .........................       425,850
     9,000 Landamerica Financial Group, Inc. .....................       502,312
     7,800 MBIA, Inc..............................................       511,387
    18,000 Mercury General Corp...................................       788,625
     2,600 Merrill Lynch & Co., Inc...............................       173,550
     5,000 MGIC Investment Corp...................................       199,063
    15,500 Morgan Keegan, Inc.....................................       291,594
    16,000 Paine Webber Group, Inc................................       618,000
     7,500 SunAmerica, Inc........................................       608,437
                                                                     -----------
                                                                       6,602,006
                                                                     -----------
           Healthcare Products & Services--10.8%
    15,000 *ADAC Laboratories.....................................       299,531
     3,000 *Alcide Corp...........................................        45,375
     3,000 Arrow International, Inc...............................        94,125
    10,000 Beckman Coulter, Inc. .................................       542,500
    15,000 *Boston Scientific Corp................................       402,187
     2,850 Columbia / HCA Healthcare Corp.........................        70,538
    10,000 *Hologic, Inc..........................................       121,250
    10,000 *Idexx Laboratories, Inc...............................       269,063
     4,300 *Maxxim Medical, Inc...................................       127,925
     2,000 McKesson Corp. ........................................       158,125
     2,000 Merck & Co., Inc. .....................................       295,375

                                  (continued)

                        Evergreen Variable Annuity Trust
                               EVERGREEN VA FUND
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                               December 31, 1998

  Shares                                                              Value
------------------------------------------------------------------------------
 COMMON STOCKS--continued
           Healthcare Products & Services--continued
     6,000 Stryker Corp. .......................................   $   330,375
    25,000 *VISX, Inc...........................................     2,185,937
                                                                   -----------
                                                                     4,942,306
                                                                   -----------
           Industrial Specialty Products & Services--6.6%
    12,000 AptarGroup, Inc......................................       336,750
    10,000 Furon Co. ...........................................       170,625
    30,000 *Gaylord Container Corp. Cl. A.......................       183,750
     5,700 Heilig-Meyers Co.....................................        38,119
    15,000 *Input/Output, Inc...................................       109,688
    19,400 Kaydon Corp..........................................       777,212
     1,000 Nacco Industries, Inc. Cl. A.........................        92,000
     4,000 Robbins & Myers, Inc. ...............................        88,500
     4,250 Snap-on, Inc.........................................       147,953
     6,000 Spartech Corp........................................       132,000
    18,000 Teleflex, Inc........................................       821,250
     6,000 *UCAR International, Inc. ...........................       106,875
                                                                   -----------
                                                                     3,004,722
                                                                   -----------
           Information Services & Technology--8.0%
    27,500 *Analytical Surveys, Inc. ...........................       847,344
    10,000 *Etec Systems, Inc...................................       400,000
     6,000 Fair Issac & Co., Inc................................       277,125
     8,000 *Gateway 2000, Inc...................................       409,500
     6,000 Hewlett-Packard Co...................................       409,875
     2,000 InfoUSA, Inc. Cl. A..................................         9,750
     2,000 InfoUSA, Inc. Cl. B..................................        10,500
    15,000 *Micros Systems, Inc.................................       493,125
    28,000 *Parametric Technology Corp..........................       458,500
     4,000 *Sun Microsystems, Inc. .............................       342,500
                                                                   -----------
                                                                     3,658,219
                                                                   -----------
           Oil/Energy--0.6%
    10,000 Transocean Offshore, Inc.............................       268,125
                                                                   -----------
           Oil Field Services--0.0% (a)
       500 *Dril Quip, Inc......................................         8,875
                                                                   -----------
           Paper & Packaging--0.7%
    14,100 St. Joe Corp.........................................       330,469
                                                                   -----------
           Printing, Publishing, Broadcasting & Entertainment--2.7%
    20,400 Belo (A.H.) Corp. Ser. A.............................       406,725
    37,800 Bowne & Co., Inc. ...................................       675,675
     3,000 *Chancellor Media Corp...............................       143,625
                                                                   -----------
                                                                     1,226,025
                                                                   -----------
           Real Estate--5.1%
     4,500 *Alexander's, Inc. REIT..............................       351,844
     3,500 Equity Residential Properties Trust REIT.............       141,531
    52,000 *Execustay Corp......................................       676,000
     9,700 Newhall Land & Farming Co............................       252,200

  Shares                                                               Value
-------------------------------------------------------------------------------
 COMMON STOCKS--continued
           Real Estate--continued
    30,000 RFS Hotel Investors, Inc. REIT........................   $   367,500
    14,000 Starwood Hotels & Resorts Trust REIT..................       317,625
    25,000 Sunstone Hotel Investors, Inc. REIT...................       235,937
                                                                    -----------
                                                                      2,342,637
                                                                    -----------
           Retailing & Wholesale--4.9%
     3,000 Avnet, Inc. ..........................................       181,500
     3,000 *Borders Group Inc....................................        74,813
     8,000 *Cole National Corp. Cl. A............................       137,000
     5,000 *Costco Companies, Inc................................       360,937
    15,000 Ethan Allen Interiors, Inc............................       615,000
    10,000 Lowe's Companies, Inc.................................       511,875
    10,000 *Sonic Automotive, Inc................................       344,375
                                                                    -----------
                                                                      2,225,500
                                                                    -----------
           Telecommunication Services &
           Equipment--0.0% (a)
     1,000 *Aspect Telecommunications Corp.......................        17,250
                                                                    -----------
           Thrift Institutions--1.0%
    10,000 Mech Financial, Inc...................................       277,500
    11,550 York Financial Corp...................................       182,634
                                                                    -----------
                                                                        460,134
                                                                    -----------
           Transportation--4.2%
    13,500 *Airnet Systems, Inc. ................................       194,063
     5,000 ASA Holdings, Inc. ...................................       152,500
    12,000 Florida East Coast Indiana, Inc. .....................       422,250
     3,000 *Heartland Express, Inc. .............................        52,500
     7,500 *Midwest Express Holdings, Inc........................       197,344
    20,250 Southwest Airlines Co.................................       454,359
    10,000 Union Pacific Corp....................................       450,625
                                                                    -----------
                                                                      1,923,641
                                                                    -----------
           Utilities--Telephone--1.7%
    10,000 Cincinnati Bell, Inc. ................................       378,125
     4,000 Sprint Corp. .........................................       336,500
     2,000 *Sprint Corp. (PCS Group).............................        46,250
                                                                    -----------
                                                                        760,875
                                                                    -----------
           Total Common Stocks
            (cost $36,947,283)...................................   $41,865,385
                                                                    -----------
 WARRANTS--0.3%
           Manufacturing--Distributing--0.3%
    20,665 Perkin Elmer Corp. Cl. G, $65.73, expiring 9/11/03
            (cost $85,340).......................................       149,821
                                                                    -----------

                                  (continued)

                        Evergreen Variable Annuity Trust
                               EVERGREEN VA FUND
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                               December 31, 1998


 Principal
   Amount                                                            Value
-----------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS--9.9%
            Commercial Paper--2.7%
 $  875,000 Island Finance Puerto Rico, Inc. 5.55%, 1/22/99
             (LOC: Norwest Corp.)..............................   $   872,167
    380,000 Park Avenue Recreation Corp.
             5.75%, 1/22/99....................................       378,726
                                                                  -----------
                                                                    1,250,893
                                                                  -----------
            U.S. Government Agency Obligations--7.2%
            Federal Home Loan Bank Discount Notes
    320,000 5.08%, 1/15/99.....................................       319,368
  1,000,000 5.12%, 1/20/99.....................................       997,298
            Federal Home Loan Mortgage Discount Notes
    240,000 5.10%, 1/15/99.....................................       239,524
    150,000 5.14%, 1/14/99.....................................       149,721
  1,575,000 Federal National Mortgage Association Discount
             Notes
             5.10%, 1/8/99.....................................     1,573,438
                                                                  -----------
                                                                    3,279,349
                                                                  -----------
            Total Short-Term Investments
             (cost $4,530,242).................................   $ 4,530,242
                                                                  -----------

            Total Investments--
             (cost $41,562,865)............................   101.6%  46,545,448
            Other Assets and
             Liabilities--net..............................    (1.6)   (725,089)
                                                              ------ -----------
            Net Assets.....................................   100.0% $45,820,359
                                                              ====== ===========

 *  Non-income producing securities.
(a) Less than one-tenth of one percent.

Summary of Abbreviations:
LOC  Letter of Credit
REIT Real Estate Investment Trust


                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust
                          EVERGREEN VA FOUNDATION FUND
--------------------------------------------------------------------------------
                            Schedule of Investments
                               December 31, 1998


   Shares                                                               Value
--------------------------------------------------------------------------------
 COMMON STOCKS--64.0%
            Aerospace & Defense--0.4%
     10,000 Boeing Co.............................................   $   326,250
                                                                     -----------
            Automotive Equipment & Manufacturing--0.9%
      6,235 Daimler Chrysler AG Stuttgart.........................       598,950
      2,300 Goodyear Tire & Rubber Co.............................       116,006
                                                                     -----------
                                                                         714,956
                                                                     -----------
            Banks--8.5%
     14,250 AmSouth Bancorp.......................................       650,156
     21,000 BankBoston Corp.......................................       817,687
      5,000 Bankers Trust Corp....................................       427,187
     13,600 Cape Cod Bank & Trust Co..............................       244,800
      4,500 Comerica, Inc.........................................       306,844
     10,000 Compass Bancshares, Inc...............................       380,625
     10,000 Crestar Financial Corp................................       720,000
      2,000 F&M National Corp.....................................        59,875
     10,000 Fleet Financial Group, Inc............................       446,875
        600 M & T Bank Corp.......................................       311,363
     10,000 Mellon Bank Corp......................................       687,500
      8,500 Mercantile Bancorp, Inc...............................       392,063
      5,400 National City Corp....................................       391,500
     25,000 Pacific Century Financial Corp........................       609,375
      8,000 Seacoast Banking Corp. of Florida Cl. A...............       227,000
                                                                     -----------
                                                                       6,672,850
                                                                     -----------
            Building, Construction & Furnishings--4.9%
     16,000 Armstrong World Industries, Inc.......................       965,000
     20,000 Carlisle Companies, Inc...............................     1,032,500
      6,200 Centex Corp...........................................       279,387
     42,750 D.R. Horton, Inc......................................       983,250
     24,004 Lennar Corp...........................................       606,101
                                                                     -----------
                                                                       3,866,238
                                                                     -----------
            Business Equipment & Services--0.4%
      6,200 *Crescent Operating, Inc..............................        29,450
     15,000 Steelcase, Inc........................................       246,563
                                                                     -----------
                                                                         276,013
                                                                     -----------
            Capital Goods--1.4%
     10,000 Caterpillar, Inc......................................       460,000
     20,000 Deere & Co............................................       662,500
                                                                     -----------
                                                                       1,122,500
                                                                     -----------
            Chemical & Agricultural Products--3.0%
     20,000 Du Pont (E. I.) De Nemours & Co.......................     1,061,250
     10,000 Monsanto Co...........................................       475,000
      7,000 Morton International, Inc.............................       171,500
      8,000 PPG Industries, Inc...................................       466,000
      8,500 Schulman (A.), Inc....................................       192,844
                                                                     -----------
                                                                       2,366,594
                                                                     -----------
            Communication Systems & Services--0.5%
      4,500 *Cisco Systems, Inc...................................       417,656
                                                                     -----------

   Shares                                                             Value
------------------------------------------------------------------------------
 COMMON STOCKS--continued
            Consumer Products & Services--1.3%
      5,947 Cendant Corp........................................   $   113,365
      9,300 Harman International Industries, Inc................       354,562
     14,000 Newell Co...........................................       577,500
                                                                   -----------
                                                                     1,045,427
                                                                   -----------
            Electronic Equipment & Services--0.9%
      6,106 AMP, Inc............................................       317,894
     13,100 *Analog Devices, Inc................................       411,012
                                                                   -----------
                                                                       728,906
                                                                   -----------
            Electrical Equipment & Services--4.1%
      6,000 Applied Power, Inc. Cl. A...........................       226,500
      7,000 Emerson Electric Co.................................       423,500
      6,400 General Electric Co.................................       653,200
      6,000 Honeywell, Inc......................................       451,875
     15,000 Perkin Elmer Corp...................................     1,463,437
                                                                   -----------
                                                                     3,218,512
                                                                   -----------
            Finance & Insurance--14.5%
      7,600 AFLAC, Inc..........................................       334,400
      5,600 Allstate Corp.......................................       216,300
      7,000 American International Group, Inc...................       676,375
        210 Berkshire Hathaway, Inc. Cl. B......................       493,500
      8,000 Chubb Corp..........................................       519,000
     15,000 Citigroup, Inc......................................       742,500
      4,000 Countrywide Credit Industries, Inc..................       200,750
      5,200 Dain Rauscher Corp..................................       153,400
      3,000 Edwards (A.G.), Inc.................................       111,750
      2,043 Exel Limited Hamilton...............................       153,225
      7,300 *Farm Family Holdings, Inc..........................       248,200
     15,000 Federal National Mortgage Association...............     1,110,000
     20,000 Horace Mann Educators Corp..........................       570,000
     11,500 John Nuveen Co. Cl. A...............................       426,937
     16,732 Legg Mason, Inc.....................................       528,104
      8,000 Lehman Brothers Holdings, Inc.......................       352,500
      5,000 Lincoln National Corp...............................       409,062
     15,000 Merrill Lynch & Co., Inc............................     1,001,250
      5,000 MGIC Investment Corp................................       199,063
     10,500 NAC RE Corp.........................................       492,844
     20,400 Paine Webber Group, Inc.............................       787,950
     11,250 Raymond James Financial, Inc........................       237,656
     14,000 Torchmark Corp......................................       494,375
     15,000 UNUM Corp...........................................       875,625
        455 Waddell & Reed Financial, Inc. Cl. A................        10,778
      1,959 Waddell & Reed Financial, Inc. Cl. B................        45,547
                                                                   -----------
                                                                    11,391,091
                                                                   -----------
            Healthcare Products & Services--3.1%
      9,000 Abbott Laboratories.................................       441,000
     12,000 American Home Products Corp.........................       675,750
      4,050 Columbia / HCA Healthcare Corp......................       100,237
        750 *Covance, Inc.......................................        21,844
     12,000 First Health Group Corp.............................       198,750


                                  (continued)

                        Evergreen Variable Annuity Trust
                          EVERGREEN VA FOUNDATION FUND
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                               December 31, 1998


   Shares                                                             Value
------------------------------------------------------------------------------
 COMMON STOCKS--continued
            Healthcare Products & Services--continued
      4,000 Lilly (Eli) & Co....................................   $   355,500
      4,000 Medtronic, Inc......................................       297,000
      2,100 Merck & Co., Inc....................................       310,144
        375 *Quest Diagnostics, Inc.............................         6,680
                                                                   -----------
                                                                     2,406,905
                                                                   -----------
            Industrial Specialty Products & Services--1.7%
     12,087 Autoliv, Inc........................................       449,485
      3,000 Corning, Inc........................................       135,000
     10,000 Parker Hannifin Corp................................       327,500
      6,000 Snap-on, Inc........................................       208,875
      8,000 Timken Co...........................................       151,000
      2,000 *Unova, Inc.........................................        36,250
                                                                   -----------
                                                                     1,308,110
                                                                   -----------
            Information Services & Technology--3.5%
      8,000 Computer Sciences Corp..............................       515,500
      7,000 Hewlett-Packard Co..................................       478,187
      4,000 Intel Corp..........................................       474,250
      5,000 International Business Machines Corp................       923,750
      4,000 *Sun Microsystems, Inc..............................       342,500
                                                                   -----------
                                                                     2,734,187
                                                                   -----------
            Oil/Energy--0.9%
      5,000 Chevron Corp........................................       414,688
      3,200 Consolidated Natural Gas Co.........................       172,800
      1,000 Exxon Corp..........................................        73,125
                                                                   -----------
                                                                       660,613
                                                                   -----------
            Oil Field Services--0.5%
      8,000 Schlumberger Ltd....................................       369,000
                                                                   -----------
            Printing, Publishing, Broadcasting & Entertainment--0.9%
        900 Disney (Walt) Co....................................        27,000
      6,000 New York Times Co...................................       208,125
      7,000 Time Warner, Inc....................................       434,438
                                                                   -----------
                                                                       669,563
                                                                   -----------
            Real Estate--4.0%
      8,000 Apartment Investment & Management Co. Cl. A REIT....       297,500
      5,000 Brandywine Realty Trust REIT........................        89,375
      1,442 Camden Property Trust REIT..........................        37,492
      7,000 Capstead Mortgage Corp. REIT........................        28,875
     20,000 CarrAmerica Realty Corp. REIT.......................       480,000
     12,000 Crescent Real Estate Equities, Inc. REIT............       276,000
     12,000 Crown American Realty Trust REIT....................        93,000
      1,000 Equity Residential Properties Trust REIT............        40,438

   Shares                                                               Value
--------------------------------------------------------------------------------
 COMMON STOCKS--continued
            Real Estate--continued
     20,000 FelCor Lodging Trust Inc. REIT........................   $   461,250
        334 Horizon Group Properties, Inc. REIT...................         1,294
     11,400 *Konover Property Trust, Inc. REIT....................        80,512
     12,000 Marriott International, Inc. Cl. A....................       348,000
     40,000 Meditrust Co. REIT....................................       605,000
      6,230 Post Property, Inc. REIT..............................       239,466
      4,776 Prime Retail, Inc.....................................        46,865
      1,500 *Sodexho Marriott Services, Inc.......................        41,531
                                                                     -----------
                                                                       3,166,598
                                                                     -----------
            Retailing & Wholesale--1.5%
      4,000 Avnet, Inc............................................       242,000
      8,000 Lowe's Companies, Inc.................................       409,500
     13,000 W.W. Grainger, Inc....................................       541,125
                                                                     -----------
                                                                       1,192,625
                                                                     -----------
            Thrift Institutions--1.2%
     10,000 Golden West Financial Corp............................       916,875
                                                                     -----------
            Transportation--1.4%
     10,000 GATX Corp.............................................       378,750
     15,000 Union Pacific Corp....................................       675,938
                                                                     -----------
                                                                       1,054,688
                                                                     -----------
            Utilities--Electric--0.5%
     15,000 Eastern Utilities Associates..........................       423,750
                                                                     -----------
            Utilities--Gas--0.6%
     15,000 Keyspan Energy........................................       465,000
                                                                     -----------
            Utilities--Telephone--3.4%
     20,000 Cincinnati Bell, Inc..................................       756,250
     20,000 Frontier Corp.........................................       680,000
      5,000 GTE Corp..............................................       325,000
      9,000 Sprint Corp...........................................       757,125
      4,500 *Sprint Corp. (PCS Group).............................       104,062
                                                                     -----------
                                                                       2,622,437
                                                                     -----------
            Total Common Stocks
             (cost $43,826,013)...................................   $50,137,344
                                                                     -----------
 CONVERTIBLE PREFERRED--0.6%
            Real Estate--0.0% (a)
      1,600 Prime Retail, Inc. 8.50% Series B 3/31/99.............        26,600
                                                                     -----------
            Transportation--0.6%
     10,000 Union Pacific Capital Trust 4/01/28, 144A.............       465,000
                                                                     -----------
            Total Convertible Preferred
             (cost $544,766)......................................   $   491,600
                                                                     -----------

                                  (continued)

                        Evergreen Variable Annuity Trust
                          EVERGREEN VA FOUNDATION FUND
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                               December 31, 1998


  Principal
   Amount                                                               Value
--------------------------------------------------------------------------------

 U.S. GOVERNMENT & AGENCY OBLIGATIONS--26.0%
             U.S. Treasury Notes & Bonds--26.0%
             U.S. Treasury Bonds
 $15,000,000 6.00%, 2/15/26.......................................   $16,373,445
   2,000,000 6.25%, 8/15/23.......................................     2,238,126
   1,000,000 7.125%, 2/15/23......................................     1,234,063
     500,000 U.S. Treasury Notes
              6.50%, 8/15/05......................................       549,531
                                                                     -----------
             Total U.S. Government & Agency
              Obligations (cost $18,682,176)......................   $20,395,165
                                                                     -----------
 SHORT-TERM INVESTMENTS--9.2%
             Commercial Paper--8.7%
   1,050,000 Fleet Funding Corp.
              5.30%, 1/29/99......................................     1,045,672
   1,880,000 Island Finance Puerto Rico, Inc. 5.55%, 1/22/99,
              (LOC: Norwest Corp.)................................     1,873,913
   1,020,000 Marsh & Mc Clennan Inc
              5.40%, 1/20/99......................................     1,017,093
     310,000 Park Avenue Recreation Corp.
              5.75%, 1/22/99......................................       308,960
   1,370,000 Power Authority St. New York
              5.37%, 1/13/99......................................     1,367,548

*Non-income producing securities.
144A Securities that may be resold to "qualified institutional buyers under Rule 144A of the Securities Act of 1933. These securities have been deter-mined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations:
LOCLetter of Credit
REIT Real Estate Investment Trust

 Principal
   Amount                                                             Value
------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS--continued
            Commercial Paper--continued
            Republic Industries Funding Corp.
   $270,000 5.52%, 1/11/99......................................   $   269,586
    825,000 5.60%, 1/13/99......................................       823,460
    110,000 Texas Dept of Commerce
             5.40%, 1/6/99......................................       109,918
                                                                   -----------
                                                                     6,816,150
                                                                   -----------
            U.S. Government Agency Obligations--0.5%
    370,000 Federal Home Loan Mortgage Discount Notes
             5.10%, 1/15/99.....................................       369,266
                                                                   -----------
            Total Short-Term Investments
             (cost $7,185,416)..................................   $ 7,185,416
                                                                   -----------
            Total Investments--
             (cost $70,238,371)............................    99.8%  78,209,525
            Other Assets and
             Liabilities--net..............................     0.2      161,432
                                                              ------ -----------
            Net Assets.....................................   100.0% $78,370,957
                                                              ====== ===========

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust
                        EVERGREEN VA GLOBAL LEADERS FUND
--------------------------------------------------------------------------------
                            Schedule of Investments
                               December 31, 1998


   Shares                                                               Value
--------------------------------------------------------------------------------
 COMMON STOCKS--95.3%
            Australia--1.2%
      1,500 National Australia Bank, Ltd...........................   $  111,656
                                                                      ----------
            Belgium--2.2%
        150 Barco NV...............................................       42,089
         25 *Colruyt SA............................................       20,827
         25 UCB SA.................................................      153,312
                                                                      ----------
                                                                         216,228
                                                                      ----------
            Canada--4.6%
     14,000 Bombardier, Inc., Cl. B................................      201,505
      2,000 *Canadian Natural Resources, Ltd.......................       30,095
      4,000 Du Pont Canada, Inc., Cl. A............................      112,528
      1,500 Magna International, Inc. Cl. A........................       93,000
                                                                      ----------
                                                                         437,128
                                                                      ----------
            Denmark--1.1%
        900 Coloplast AS...........................................      107,474
                                                                      ----------
            Finland--1.3%
      1,000 Nokia Corp. ADR........................................      120,437
                                                                      ----------
            France--4.5%
         25 Carrefour SA...........................................       18,865
      1,250 Hermes International...................................      101,279
      1,500 Societe Technip........................................      141,120
        680 Sodexho Alliance.......................................      152,030
        100 Synthelabo.............................................       21,159
                                                                      ----------
                                                                         434,453
                                                                      ----------
            Germany--9.1%
        900 Adidas AG..............................................       97,744
      2,150 Altana AG..............................................      167,707
        120 Hugo Boss AG...........................................      201,608
      3,600 RWE AG.................................................      197,108
        100 SAP AG.................................................       43,202
        225 Suedzucker AG..........................................      101,929
        200 VEW AG.................................................       60,002
                                                                      ----------
                                                                         869,300
                                                                      ----------
            Hong Kong--2.9%
      6,000 Cheung Kong Holdings, Ltd..............................       43,175
     61,584 First Pacific Ltd. ....................................       29,411
      7,000 Henderson Land Development Co., Ltd. ..................       36,231
     47,000 Hong Kong & China Gas..................................       59,754
      3,000 Hong Kong Telecommunications, Ltd. ADS.................       52,687
     75,000 National Mutual Asia Ltd...............................       56,146
        600 Wing Lung Bank.........................................        2,083
                                                                      ----------
                                                                         279,487
                                                                      ----------
            Ireland--0.9%
      5,021 CRH Plc, London Exchange...............................       85,088
                                                                      ----------

   Shares                                                               Value
--------------------------------------------------------------------------------

 COMMON STOCKS--continued
            Italy--4.7%
      3,724 Benetton Group SpA ADS.................................   $  148,029
      7,000 *Industrie Natuzzi SpA ADS.............................      174,125
     11,000 Luxottica Group SpA ADS................................      132,000
                                                                      ----------
                                                                         454,154
                                                                      ----------
            Japan--2.2%
      1,000 Kyodo Printing Co......................................        4,379
      1,300 Nintendo Co., Ltd......................................      125,918
      1,000 Seven-Eleven Japan Co. Ltd.............................       80,495
                                                                      ----------
                                                                         210,792
                                                                      ----------
            Malaysia--0.1%
      1,400 AMMB Holdings Berhad...................................        1,155
      2,000 *Malayan Banking Berhad................................        2,836
      2,000 Malaysian Oxygen Berhad................................        2,652
      2,000 Perusahaan Otomobil Nasional Berhad                            2,118
      1,000 RHB Capital Berhad.....................................          391
      2,000 United Engineers Ltd. Berhad...........................        1,020
                                                                      ----------
                                                                          10,172
                                                                      ----------
            Netherlands--7.0%
        605 CSM NV.................................................       34,908
      1,500 CSM NV, Certificates...................................       86,549
      1,801 Getronics NV...........................................       89,154
      3,222 IHC Caland NV..........................................      133,771
      3,299 Numico Kon NV..........................................      157,162
      2,400 VNU....................................................       90,445
        376 Wolters Kluwer NV......................................       80,416
                                                                      ----------
                                                                         672,405
                                                                      ----------
            Norway--0.5%
      3,000 Orkla SA...............................................       44,811
                                                                      ----------
            Spain--3.2%
     10,000 Endesa SA, ADS.........................................      270,000
      3,100 Prosegur, CIA de Seguridad SA..........................       36,100
                                                                      ----------
                                                                         306,100
                                                                      ----------
            Sweden--2.8%
      7,766 Astra AB ADS...........................................      160,659
      3,500 Ericsson LM Telephone Co., ADR.........................       83,781
        250 Hennes & Mauritz Cl. B.................................       20,370
                                                                      ----------
                                                                         264,810
                                                                      ----------
            Switzerland--0.7%
         25 Schweizerische Rueckversicherungs-Gesellschaft.........       65,171
                                                                      ----------
            United Kingdom--7.0%
      4,200 Granada Group Plc......................................       73,617
      2,500 Laporte Plc............................................       19,480
        300 Legal & General Group Plc..............................        3,913
      6,000 Lloyds TSB Group Plc...................................       85,429
      9,000 Morgan Crucible Co. Plc................................       41,269

                                  (continued)

                        Evergreen Variable Annuity Trust
                        EVERGREEN VA GLOBAL LEADERS FUND
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                               December 31, 1998


   Shares                                                               Value
--------------------------------------------------------------------------------
 COMMON STOCKS--continued
            United Kingdom--continued
      5,000 Next Plc...............................................   $   40,954
      2,500 Pearson Publishing Plc.................................       49,712
      6,200 Rentokil Initial Plc...................................       46,868
      1,800 SmithKline Beecham Plc, ADR............................      125,100
      4,200 Smiths Industries Plc..................................       60,219
      7,000 TI Group Plc...........................................       37,652
        300 Vodafone Group Plc, ADR................................       48,337
      6,245 Williams Plc...........................................       35,692
                                                                      ----------
                                                                         668,242
                                                                      ----------
            United States--39.3%
      1,200 AlliedSignal, Inc......................................       53,175
      1,900 Armstrong World Industries, Inc........................      114,594
      2,200 Avon Products, Inc.....................................       97,350
      1,500 Campbell Soup Co.......................................       82,500
      2,300 Carnival Corp. Cl. A...................................      110,400
      1,300 Caterpillar, Inc.......................................       59,800
      2,175 *Cisco Systems, Inc....................................      201,867
      4,000 Citigroup, Inc.........................................      198,000
        500 Coca Cola Co...........................................       33,438
      1,600 Compaq Computer Corp...................................       67,100
      3,100 Computer Associates International, Inc.................      132,137
      1,800 Disney (Walt) Co.......................................       54,000
      1,000 Du Pont (E. I.) De Nemours & Co........................       53,062
      2,000 Federal National Mortgage Association..................      148,000
        900 Gannett Co., Inc.......................................       58,050
        750 Gap, Inc...............................................       42,188
        900 General Electric Co....................................       91,856
      1,100 Halliburton Co.........................................       32,588
      1,800 Home Depot, Inc........................................      110,137
      1,300 Intel Corp.............................................      154,131
      3,000 Marriott International, Inc. Cl. A.....................       87,000
      2,550 Marsh & McLennan Co., Inc..............................      149,016
      1,500 Maytag Corp. ..........................................       93,375
      4,575 MBNA Corp. ............................................      114,089
        900 Merck & Co., Inc.......................................      132,919
      1,000 *Microsoft Corp........................................      138,687
      1,500 Morgan Stanley, Dean Witter, Discover & Co.............      106,500
      1,050 *Oracle Systems Corp. .................................       45,281
      2,900 *Parametric Technology Corp. ..........................       47,488
      1,200 Sap AG.................................................       43,275
      1,200 Schering-Plough Corp...................................       66,300
      2,025 Schwab (Charles) & Co., Inc............................      113,780
      1,700 SLM Holding Corp.......................................       81,600
      2,225 *Sodexho Marriott Services, Inc........................       61,605
      1,600 SunAmerica, Inc........................................      129,800
      1,600 Sundstrand Corp........................................       83,000
      3,500 TJX Co., Inc...........................................      101,500
        800 Tribune Co.............................................       52,800
      1,800 Wal-Mart Stores, Inc...................................      146,587
      2,000 Wells Fargo Co. New....................................       79,875
                                                                      ----------
                                                                       3,768,850
                                                                      ----------
            Total Common Stocks
             (cost $8,046,581).....................................   $9,126,758
                                                                      ----------

   Shares                                                              Value
-------------------------------------------------------------------------------

 WARRANTS--0.0% (a)
            Hong Kong--0.0% (a)
      1,000 Hong Kong & China Gas warrants expire 9/30/99 (cost
             $0)..................................................   $       66
                                                                     ----------
 Principal
   Amount
 ----------
 SHORT-TERM INVESTMENTS--5.6%
            United States--5.6%
 $  205,000 Federal Home Loan Bank
             Discount Notes
             5.08%, 1/15/99.......................................   $  204,595
            Federal Home Loan Mortgage Discount Notes
    235,000  4.55%, 1/8/99........................................      234,792
    100,000 5.15%, 1/15/99........................................       99,800
                                                                     ----------
            Total Short-Term Investments
             (cost $539,187)......................................   $  539,187
                                                                     ----------

            Total Investments--
             (cost $8,585,768).............................   100.9 %  9,666,011
            Other Assets and
             Liabilities--net..............................    (0.9)    (82,711)
                                                              ------- ----------
            Net Assets.....................................   100.0 % $9,583,300
                                                              ======= ==========

*   Non-income producing securities
(a) Less than one-tenth of one percent
Summary of Abbreviations:
ADRAmerican Depository Receipts
ADSAmerican Depository Shares
At December 31, 1998, the Fund held long-term investments in the following in-dustries:

                                                                 Percent of
                                                     Value    Portfolio Assets
------------------------------------------------------------------------------
Finance & Insurance............................... $1,167,167       12.8%
Healthcare Products & Services....................  1,066,630       11.7%
Information Services & Technology.................    962,323       10.5%
Food & Beverage Products..........................    648,516        7.1%
Textile & Apparel.................................    548,660        6.0%
Industrial Specialty Products & Services..........    501,393        5.5%
Retailing & Wholesale.............................    491,266        5.4%
Consumer Products & Services......................    490,768        5.4%
Utilities - Electric..............................    467,108        5.1%
Building, Construction & Furnishings..............    451,959        5.0%
Printing, Publishing, Broadcasting &
 Entertainment....................................    413,707        4.5%
Telecommunication Services & Equipment............    305,244        3.3%
Banks.............................................    282,270        3.1%
Electrical Equipment & Services...................    234,859        2.6%
Real Estate.......................................    228,010        2.5%
Chemical & Agricultural Products..................    168,243        1.8%
Energy............................................    163,866        1.8%
Diversified Companies.............................    127,397        1.4%
Leisure & Tourism.................................    110,400        1.2%
Automotive Equipment & Manufacturing..............     95,118        1.0%
Other.............................................    201,920        2.3%
                                                   ----------      ------
                                                   $9,126,824      100.0%
                                                   ==========      ======


                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust
                      EVERGREEN VA GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
                            Schedule of Investments
                               December 31, 1998


   Shares                                                           Value
----------------------------------------------------------------------------
 COMMON STOCKS--86.1%
            Advertising & Related Services--0.3%
      5,000 *Young & Rubicam, Inc.............................   $   161,875
                                                                 -----------
            Aerospace & Defense--0.5%
     20,000 Bombardier, Inc., Cl. B...........................       287,864
                                                                 -----------
            Automotive Equipment & Manufacturing--2.2%
     15,000 CSK Auto Corp.....................................       400,312
      6,235 Daimler Chrysler AG Stuttgart.....................       598,950
     15,000 Meritor Automotive, Inc...........................       317,813
                                                                 -----------
                                                                   1,317,075
                                                                 -----------
            Banks--12.3%
      3,000 AmSouth Bancorp...................................       136,875
      9,047 Bank One Corp.....................................       461,962
     19,000 BankBoston Corp...................................       739,813
      4,000 Bankers Trust Corp................................       341,750
     24,156 BB & T Corp.......................................       973,789
     23,000 Chase Manhattan Corp..............................     1,565,437
     10,000 KeyCorp...........................................       320,000
     13,900 Marshall & Ilsley Corp............................       812,281
     12,000 Mellon Bank Corp..................................       825,000
     20,000 Pacific Century Financial Corp....................       487,500
      2,000 SouthTrust Corp...................................        73,875
      6,975 Susquehanna Bancshares, Inc.......................       142,770
     20,000 Webster Financial Corp............................       548,750
                                                                 -----------
                                                                   7,429,802
                                                                 -----------
            Building, Construction & Furnishings--4.2%
     14,000 *Furniture Brands International, Inc..............       381,500
     10,000 *Jacobs Engineering Group, Inc....................       407,500
     15,000 Lennar Corp.......................................       378,750
      6,000 Lone Star Industries, Inc.........................       220,875
     10,000 Ryland Group, Inc.................................       288,750
     26,500 *US Home Corp.....................................       881,125
                                                                 -----------
                                                                   2,558,500
                                                                 -----------
            Business Equipment & Services--5.3%
     16,500 Air Express International Corp....................       358,875
      2,000 *Atlas Air, Inc...................................        97,875
     15,000 Circle International Group, Inc. .................       307,500
     10,000 *Compuware Corp...................................       781,250
     17,000 Petroleum Helicopters, Inc........................       274,125
     14,000 Pittston Burlington Group.........................       155,750
     20,000 *Platinum Technology Corp.........................       382,500
     12,000 *Policy Management Systems Corp...................       606,000
     10,000 Reynolds & Reynolds Co., Cl. A....................       229,375
                                                                 -----------
                                                                   3,193,250
                                                                 -----------
            Capital Goods--0.8%
     10,000 Caterpillar, Inc..................................       460,000
                                                                 -----------
            Chemical & Agricultural Products--3.3%
      2,600 Air Products & Chemicals, Inc.....................       104,000
     20,000 Du Pont (E. I.) De Nemours & Co. .................     1,061,250
     10,000 Engelhard Corp....................................       195,000

   Shares                                                               Value
--------------------------------------------------------------------------------

 COMMON STOCKS--continued
            Chemical & Agricultural Products--continued
      6,000 *Grace (W.R.) & Co....................................   $    94,125
      8,500 Morton International, Inc.............................       208,250
      6,000 Nalco Chemical Co.....................................       186,000
      3,000 Pioneer Hi-Bred International, Inc....................        81,000
      2,000 Solutia, Inc..........................................        44,750
                                                                     -----------
                                                                       1,974,375
                                                                     -----------
            Communication Systems & Services--0.8%
      4,000 *AirTouch Communications, Inc.........................       288,500
      7,650 *American Tower Systems Corp..........................       226,153
                                                                     -----------
                                                                         514,653
                                                                     -----------
            Consumer Products & Services--3.2%
      5,500 Black & Decker Corp...................................       308,344
      7,500 Harman International Industries, Inc..................       285,938
      5,500 Hillenbrand Industries, Inc...........................       312,812
      9,500 Newell Co.............................................       391,875
     10,000 Premark International, Inc............................       346,250
      7,000 Russ Berrie & Co., Inc................................       164,500
     13,000 Stride Rite Corp......................................       113,750
                                                                     -----------
                                                                       1,923,469
                                                                     -----------
            Diversified Companies--0.4%
      9,000 Harnischfeger Industries, Inc.........................        91,688
      4,000 ITT Industries, Inc...................................       159,000
                                                                     -----------
                                                                         250,688
                                                                     -----------
            Electronic Equipment & Services--1.8%
      9,000 Jabil Circuit, Inc....................................       671,625
      8,000 *KLA-Tencor Corp......................................       347,000
     11,000 Sensormatic Electronics Corp..........................        76,313
                                                                     -----------
                                                                       1,094,938
                                                                     -----------
            Electrical Equipment & Services--3.2%
      6,000 Honeywell, Inc........................................       451,875
      9,000 Perkin Elmer Corp.....................................       878,062
     14,000 Thomas & Betts Corp...................................       606,375
                                                                     -----------
                                                                       1,936,312
                                                                     -----------
            Finance & Insurance--7.6%
      8,000 AFLAC, Inc............................................       352,000
      5,000 American Bankers Insurance Group, Inc.................       241,875
      7,500 Edwards (A.G.), Inc...................................       279,375
      4,086 Exel Limited Hamilton.................................       306,450
      6,000 Federal Home Loan Mortgage Corp.......................       386,625
      5,000 Federal National Mortgage Association.................       370,000
     19,300 Frontier Insurance Group, Inc.........................       248,488
      9,000 Legg Mason, Inc.......................................       284,063
     10,000 Lehman Brothers Holdings, Inc.........................       440,625
      5,000 MBIA, Inc.............................................       327,812
     19,100 Paine Webber Group, Inc...............................       737,737
      5,000 SunAmerica, Inc.......................................       405,625
     10,000 Waddell & Reed Financial, Inc. Cl. A..................       236,875
                                                                     -----------
                                                                       4,617,550
                                                                     -----------

                                  (continued)

                        Evergreen Variable Annuity Trust
                      EVERGREEN VA GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                               December 31, 1998


   Shares                                                             Value
------------------------------------------------------------------------------
 COMMON STOCKS--continued
            Food & Beverage Products--0.9%
      2,000 Bestfoods...........................................   $   106,500
      5,000 *Keebler Foods Co...................................       188,125
     10,000 *Vlasic Foods International, Inc....................       238,125
                                                                   -----------
                                                                       532,750
                                                                   -----------
            Forest Products--0.3%
     10,000 Deltic Timber Corp..................................       203,750
                                                                   -----------
            Healthcare Products & Services--8.4%
      2,000 Abbott Laboratories.................................        98,000
     15,000 *Acuson Corp........................................       223,125
      8,000 American Home Products Corp.........................       450,500
     10,000 Amerisource Health Corp.............................       650,000
      7,800 Beckman Coulter, Inc................................       423,150
     18,000 *Boston Scientific Corp.............................       482,625
      2,500 Dura Pharmaceuticals, Inc...........................        37,969
     14,000 First Health Group Corp.............................       231,875
     10,000 *Foundation Health Systems, Inc.....................       119,375
      5,000 HCR Manor Care, Inc.................................       146,875
     20,000 *Lincare Holdings, Inc..............................       811,250
     10,000 McKesson Corp.......................................       790,625
     14,500 *Quorum Health Group, Inc...........................       187,593
      2,000 Schering-Plough Corp................................       110,500
      6,000 Shared Medical System Corp..........................       299,250
                                                                   -----------
                                                                     5,062,712
                                                                   -----------
            Industrial Specialty Products & Services--7.4%
     11,000 AptarGroup, Inc.....................................       308,687
     10,375 Autoliv, Inc........................................       385,820
      7,000 Bemis Co., Inc......................................       265,563
      6,500 Borg-Warner Automotive, Inc.........................       362,781
     10,000 Dover Corp..........................................       366,250
      9,000 Flowserve Corp......................................       149,063
      7,000 Parker Hannifin Corp................................       229,250
     15,000 Pittston Brink's Group..............................       478,125
      7,500 Snap-on, Inc........................................       261,094
     22,000 *Strattec Security Corp.............................       660,000
      7,000 Sundstrand Corp.....................................       363,125
     18,200 *UCAR International, Inc............................       324,187
     19,000 *Unova, Inc.........................................       344,375
                                                                   -----------
                                                                     4,498,320
                                                                   -----------
            Information Services & Technology--0.7%
      5,000 *Adaptec, Inc.......................................        87,812
      7,875 Computer Associates International, Inc..............       335,672
                                                                   -----------
                                                                       423,484
                                                                   -----------
            Leisure & Tourism--0.2%
      5,000 Gaylord Entertainment Co............................       150,625
                                                                   -----------
            Manufacturing--Distributing--0.3%
     10,000 Hussmann International, Inc.........................       193,750
                                                                   -----------
            Metal Products & Services--0.3%
     18,300 *Steel Dynamics, Inc................................       215,025
                                                                   -----------

   Shares                                                             Value
------------------------------------------------------------------------------
 COMMON STOCKS--continued
            Oil/Energy--4.3%
     20,000 Berry Petroleum Co. Cl. A...........................   $   283,750
     15,000 Cabot Oil & Gas Corp. Cl. A.........................       225,000
      5,000 Chevron Corp........................................       414,687
     17,500 *Houston Exploration Co.............................       347,812
      4,000 Kerr-McGee Corp.....................................       153,000
      7,000 National Fuel Gas Co................................       316,313
      8,000 *Nuevo Energy Co....................................        92,000
     10,000 *Oryx Energy Co.....................................       134,375
     15,500 *Santa Fe Energy Resources, Inc.....................       114,313
     20,000 Southwestern Energy Co..............................       150,000
      8,000 Transocean Offshore, Inc............................       214,500
      6,000 Williams Companies, Inc.............................       187,125
                                                                   -----------
                                                                     2,632,875
                                                                   -----------
            Oil Field Services--0.9%
     11,000 *Atwood Oceanics, Inc...............................       187,000
      3,444 Halliburton Co......................................       102,029
     14,160 *R & B Falcon Corp..................................       107,970
     20,000 *Varco International, Inc...........................       155,000
                                                                   -----------
                                                                       551,999
                                                                   -----------
            Paper & Packaging--0.3%
      3,216 *Sealed Air Corp....................................       164,217
                                                                   -----------
            Printing, Publishing, Broadcasting & Entertainment--2.9%
     11,500 *Jacor Communications, Inc..........................       740,312
      9,000 TCA Cable TV, Inc...................................       321,188
     11,000 Time Warner, Inc....................................       682,687
                                                                   -----------
                                                                     1,744,187
                                                                   -----------
            Real Estate--2.3%
      2,800 Arden Realty Group, Inc. REIT.......................        64,925
      3,500 CarrAmerica Realty Corp. REIT.......................        84,000
     10,000 Mack-Cali Realty Corp. REIT.........................       308,750
     20,000 *Starwood Hotels & Resorts Trust REIT...............       453,750
     17,000 Weeks Corp. REIT....................................       479,188
                                                                   -----------
                                                                     1,390,613
                                                                   -----------
            Retailing & Wholesale--4.7%
      5,000 Avnet, Inc..........................................       302,500
     10,000 *Cole National Corp. Cl. A..........................       171,250
     14,000 Ethan Allen Interiors, Inc..........................       574,000
      3,500 J. C. Penney Co., Inc...............................       164,063
     10,000 Lowe's Companies, Inc...............................       511,875
     10,000 Rite Aid Corp.......................................       495,625
     19,816 *Saks, Inc..........................................       625,442
                                                                   -----------
                                                                     2,844,755
                                                                   -----------
            Transportation--4.1%
     15,000 Burlington Northern Santa Fe Corp...................       506,250
     13,500 Kansas City Southern Industries, Inc................       664,031

                                  (continued)

                        Evergreen Variable Annuity Trust
                      EVERGREEN VA GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                               December 31, 1998


   Shares                                                            Value
-----------------------------------------------------------------------------
 COMMON STOCKS--continued
            Transportation--continued
     25,300 Southwest Airlines Co..............................   $   567,669
     17,200 Union Pacific Corp.................................       775,075
                                                                  -----------
                                                                    2,513,025
                                                                  -----------
            Utilities--Electric--1.1%
     18,000 TNP Enterprises, Inc...............................       682,875
                                                                  -----------
            Utilities--Gas--0.5%
     11,000 Northwest Natural Gas Co...........................       284,625
                                                                  -----------
            Utilities--Telephone--0.6%
     10,000 Frontier Corp......................................       340,000
                                                                  -----------
            Total Common Stocks
             (cost $46,005,383)................................   $52,149,938
                                                                  -----------
 PREFERRED STOCKS--0.0% (a)
            Healthcare Products & Services--0.0% (a)
      3,500 *Fresenius National Med Care, Inc. Ser. D (cost
             $736).............................................           105
                                                                  -----------
 CONVERTIBLE PREFERRED--0.2%
            Paper & Packaging--0.2%
      2,850 *Sealed Air Corp. (cost $100,265)..................       147,844
                                                                  -----------


* Non-income producing securities.
(a) Less than one-tenth of one percent.

Summary of Abbreviations:
LOCLetter of Credit
REITReal Estate Investment Trust


 Principal
   Amount                                                             Value
------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS--14.8%
            Commercial Paper--8.9%
 $  840,000 Island Finance Puerto Rico, Inc. 5.55%, 1/22/99,
             (LOC: Norwest Corp.)...............................   $   837,280
    555,000 Marsh & McLennan Co., Inc.
             5.40%, 1/20/99.....................................       553,418
    560,000 Park Avenue Recreation Corp. 5.75%, 1/22/99.........       558,122
  1,695,000 Power Authority St New York 5.37%, 1/13/99..........     1,691,966
  1,640,000 Republic Industries Funding Corp. 5.60%, 1/13/99....     1,636,939
    110,000 Texas Dept of Commerce
             5.40%, 1/6/99......................................       109,917
                                                                   -----------
                                                                     5,387,642
                                                                   -----------
            U.S. Government Agency Obligations--5.9%
  1,000,000 Federal Home Loan Bank
             Discount Notes
             5.12%, 1/20/99.....................................       997,298
            Federal Home Loan Mortgage Discount Notes
  2,300,000 5.09%, 1/7/99.......................................     2,298,049
    260,000 5.14%, 1/14/99......................................       259,517
                                                                   -----------
                                                                     3,554,864
                                                                   -----------
            Total Short-Term Investments
             (cost $8,942,506)..................................   $ 8,942,506
                                                                   -----------
            Total Investments--
             (cost $55,048,890)...........................   101.1%  61,240,393
            Other Assets and Liabilities--net.............    (1.1)    (664,202)
                                                             ------ -----------
            Net Assets....................................   100.0% $60,576,191
                                                             ====== ===========

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust
                     EVERGREEN VA INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
                            Schedule of Investments
                         December 31, 1998 (unaudited)

 Shares                                                                 Value
--------------------------------------------------------------------------------
 COMMON STOCKS--90.7%
         Aerospace & Military Technology--1.8%
   3,069 British Aerospace.........................................   $   26,157
                                                                      ----------
         Automobiles--5.1%
     416 Compagnie Generale des Etablissements Michelin Cl. B......       16,630
     223 Daimlerchrysler AG........................................       21,971
   2,000 Suzuki Motor Corp. .......................................       23,706
     444 Volvo AB, Ser. B..........................................       10,164
                                                                      ----------
                                                                          72,471
                                                                      ----------
         Banking--11.8%
   6,163 Anglo Irish Bank Corp. ...................................       17,782
     424 Argentaria Corp Bc........................................       10,964
   2,000 Bank Of Tokyo Mitsubishi..................................       20,699
     195 Bayerische Vereinsbank AG.................................       15,269
   1,805 National Australia Bank Ltd. .............................       27,209
   1,000 National Bank of Canada...................................       16,225
   2,000 Sumitomo Bank Ltd. .......................................       20,522
     660 Svenska Handelsbanken, Ser. A.............................       27,782
       3 Verwalt & Private Bank....................................       11,083
                                                                      ----------
                                                                         167,535
                                                                      ----------
         Beverages & Tobacco--8.2%
     720 Bass......................................................       10,419
     938 British America Tobacco...................................        8,259
   7,034 Fosters Brewing Group Ltd. ...............................       19,052
   4,722 Gallaher Group Plc........................................       31,616
     219 Heineken NV...............................................       13,172
   1,482 Imperial Tobacco..........................................       15,512
     148 Pernod Ricard SA..........................................        9,609
   1,500 Rembrandt Group Ltd. .....................................        8,913
                                                                      ----------
                                                                         116,552
                                                                      ----------
         Broadcasting & Publishing--4.5%
     901 Arn Mondadori Edit SpA....................................       11,907
      32 Edipresse SA..............................................        9,201
     492 Quebecor, Inc., Cl. B.....................................       10,590
     225 VNU.......................................................        8,479
     115 Wolters Kluwer NV.........................................       24,595
                                                                      ----------
                                                                          64,772
                                                                      ----------
         Business & Public Services--4.3%
      80 *ATOS SA..................................................       19,116
     100 Cap Gemini................................................       16,044
   5,115 Cordiant Commerce Plc.....................................        8,923
     127 Dauphin O.T.A. ...........................................       11,585
      90 *ISS International Service System AS, Ser. B..............        5,854
                                                                      ----------
                                                                          61,522
                                                                      ----------
         Electrical & Electronics--1.0%
     200 Sony Corp. ...............................................       14,560
                                                                      ----------
         Electronic Components--1.2%
   1,160 Smiths Industries Plc.....................................       16,632
                                                                      ----------

   Shares                                                               Value
--------------------------------------------------------------------------------
 COMMON STOCKS--continued
            Energy Sources--1.4%
        726 British Petroleum Co. Plc..............................   $   10,807
         81 Societe Nationale Elf Aquitaine SA.....................        9,359
                                                                      ----------
                                                                          20,166
                                                                      ----------
            Financial Services--5.2%
      1,132 Close Brothers Group Plc...............................       10,156
      1,444 Lend Lease Corp. ......................................       19,467
        100 Nichiei Co. Ltd. ......................................        7,961
        825 Prudential Corp. Plc...................................       12,585
         37 *Societe Eurafrance SA.................................       24,486
                                                                      ----------
                                                                          74,655
                                                                      ----------
            Food & Household Products--10.0%
         59 Groupe Danone..........................................       16,884
         31 Hero AG................................................       21,213
        344 Koninklijke Ahold NV...................................       12,708
          4 Lindt & Spruengli AG...................................       10,483
         23 Nestle SA..............................................       50,062
        358 Unilever NV CVA........................................       30,584
                                                                      ----------
                                                                         141,934
                                                                      ----------
            Health & Personal Care--20.7%
      1,099 Astra AB, Ser. A.......................................       22,386
        190 Fresenius AG...........................................       40,016
        644 Glaxo Wellcome Plc.....................................       22,169
      1,000 Kao Corp. .............................................       22,557
         12 Novartis AG, Registered Shares.........................       23,586
        452 Pharmacia & Upjohn, Inc. ..............................       25,257
        719 Rhone-Poulenc SA, Cl. A................................       36,985
          2 Roche Holding AG.......................................       24,401
      1,000 Sankyo Co. ............................................       21,849
      2,000 Taisho Pharmaceutical Co. .............................       55,020
                                                                      ----------
                                                                         294,226
                                                                      ----------
            Insurance--4.5%
      2,290 Allied Zurich..........................................       34,413
        126 AXA-UAP................................................       18,254
        147 Fortis Amev NV.........................................       12,175
                                                                      ----------
                                                                          64,842
                                                                      ----------
            Machinery & Engineering--0.9%
        305 Boewe Systec AG........................................       12,445
                                                                      ----------
            Merchandising--1.2%
         33 Karstadt AG............................................       17,227
                                                                      ----------
            Mining--0.9%
        200 Potash Corp. of Saskatchewan, Inc. ....................       12,888
                                                                      ----------
            Multi-Industry--1.6%
         45 Eaux Cie Generale......................................       11,670
         56 Marine-Wendel SA.......................................       11,018
                                                                      ----------
                                                                          22,688
                                                                      ----------

                                  (continued)

                        Evergreen Variable Annuity Trust
                     EVERGREEN VA INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                         December 31, 1998 (unaudited)



 Shares                                                                 Value
--------------------------------------------------------------------------------
 COMMON STOCKS--continued
         Telecommunications--3.8%
     400 Ericsson LM Telephone Co., ADR............................   $    9,563
     100 Mannesmann AG.............................................       11,460
     100 Nokia Corp. ADR...........................................       12,044
   1,600 Telecom Italia SpA........................................       13,644
     100 Telecomunicacoes Brasileiras SA, ("Telebras") ADR.........        7,269
                                                                      ----------
                                                                          53,980
                                                                      ----------
         Utilities--Electric, Gas & Water--1.6%
     110 Suez Lyonn Eaux...........................................       22,586
                                                                      ----------
         Wholesale & International Trade--1.0%
   1,000 Canon Sales Co., Inc. ....................................       14,144
                                                                      ----------
         Total Common Stocks (cost $1,160,921).....................   $1,291,982
                                                                      ----------

* Non-income producing securities.
Summary of Abbreviations:
ADR American Depository Receipt

 Principal
  Amount                                                                Value
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS--10.6%
           U.S. Agency Obligations--10.6%
 $151,000  Federal Home Loan Mortgage Discount Notes
            4.50%, 1/4/99 (cost $150,943)..........................   $  150,943
                                                                      ----------
            Total Investments--
             (cost $1,311,864)..............................   101.3%  1,442,925
            Other Assets and Liabilities--net...............    (1.3)   (18,327)
                                                               ------ ----------
            Net Assets......................................   100.0% $1,424,598
                                                               ====== ==========

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward Foreign Currency Exchange
Contracts to Sell:

                                                                  Unrealized
 Exchange                           U.S. Value at   In Exchange  Appreciation
   Date    Contracts to Deliver   December 31, 1998  for U.S.$  (Depreciation)
------------------------------------------------------------------------------
             22,528Australian
 3/15/99  Dollar                      $ 13,815       $ 14,000      $   185
 2/26/99    237,706German Marks        143,036        140,000       (3,036)
 2/26/99  4,785,840Japanese Yen         42,656         40,000       (2,656)
                                                                   -------
                                                                   $(5,507)
                                                                   =======

At December 31, 1998, the Fund held
securities in the following markets:

                                   Percent of
                       Value    Portfolio Assets
------------------------------------------------
France.............. $  224,226       15.5%
United Kingdom......    207,649       14.4%
Japan...............    201,017       13.9%
United States**.....    176,200       12.2%
Switzerland.........    150,029       10.4%
Germany.............    118,387        8.2%
Netherlands.........    101,714        7.0%
Sweden..............     69,895        4.8%
Australia...........     65,728        4.6%
Canada..............     39,703        2.8%
Italy...............     25,551        1.8%
Ireland.............     17,781        1.2%
Other...............     45,045        3.1%
                     ----------      ------
                     $1,442,925      100.0%
                     ==========      ======

** Includes short-term investments


                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust
                   EVERGREEN VA SMALL CAP EQUITY INCOME FUND
--------------------------------------------------------------------------------
                            Schedule of Investments
                               December 31, 1998


 Shares                                                             Value
----------------------------------------------------------------------------
 COMMON STOCKS--86.5%
         Aerospace & Defense--2.1%
     900 Curtiss Wright Corp. .................................   $   34,313
   1,300 *Wyman-Gordon Co. ....................................       13,325
                                                                  ----------
                                                                      47,638
                                                                  ----------
         Automotive Equipment & Manufacturing--1.8%
   1,000 Arvin Industries, Inc. ...............................       41,688
                                                                  ----------
         Banks--10.5%
   1,400 ABC Bancorp...........................................       17,675
   1,800 Britton & Koontz Capital Corp. .......................       35,662
   1,785 Commercial Bankshares, Inc. ..........................       41,055
   1,600 Granite State Bankshares, Inc. .......................       37,600
   1,000 Greater Bay Bancorp...................................       33,750
   2,000 Independent Bankshares, Inc. .........................       23,000
     600 Pacific Bank, N.A. ...................................       26,175
   1,000 SierraWest Bancorp....................................       24,875
                                                                  ----------
                                                                     239,792
                                                                  ----------
         Building, Construction & Furnishings--7.2%
   1,400 American Woodmark Corp. ..............................       47,950
     600 Knape & Vogt Manufacturing Co. .......................       10,275
   2,700 Shelby Williams Industries, Inc. .....................       32,400
   2,500 Standard Pacific Corp. ...............................       35,313
   1,500 TJ International, Inc. ...............................       38,531
                                                                  ----------
                                                                     164,469
                                                                  ----------
         Business Equipment & Services--0.7%
   2,800 Tab Products Co. .....................................       16,450
                                                                  ----------
         Chemical & Agricultural Products--1.2%
     800 Learonal, Inc. .......................................       27,100
                                                                  ----------
         Consumer Products & Services--8.7%
   2,100 CPI Corp. ............................................       55,650
   1,000 Lancaster Colony Corp. ...............................       32,125
   1,100 Polaris Industries, Inc. .............................       43,106
   2,000 Russ Berrie & Co., Inc. ..............................       47,000
   2,200 York Group, Inc. .....................................       20,900
                                                                  ----------
                                                                     198,781
                                                                  ----------
         Electronic Equipment & Services--3.8%
   1,600 Boston Acoustics, Inc. ...............................       42,400
   1,000 CTS Corp. ............................................       43,500
                                                                  ----------
                                                                      85,900
                                                                  ----------
         Electrical Equipment & Services--2.1%
   3,700 Helix Technology Corp. ...............................       48,100
                                                                  ----------
         Finance & Insurance--1.6%
   2,000 Morgan Keegan, Inc. ..................................       37,625
                                                                  ----------
         Food & Beverage Products--6.8%
   2,640 Bridgford Foods Corp. ................................       33,495
   2,000 International Multifoods Corp. .......................       51,625
   1,500 Michael Foods, Inc. ..................................       45,000
   1,000 Smucker (J. M.) Co. Cl. A.............................       24,750
                                                                  ----------
                                                                     154,870
                                                                  ----------

 Shares                                                                 Value
--------------------------------------------------------------------------------
 COMMON STOCKS--continued
         Healthcare Products & Services--1.5%
   3,000 Kewaunee Scientific Corp. ................................   $   33,375
                                                                      ----------
         Industrial Specialty Products & Services--6.6%
   1,400 Badger Meter, Inc. .......................................       49,875
   1,200 Federal Signal Corp. .....................................       32,850
   1,000 Graco, Inc. ..............................................       29,500
   2,000 Hach Co. .................................................       24,000
   1,500 Hach Co. Cl. A............................................       15,375
                                                                      ----------
                                                                         151,600
                                                                      ----------
         Machinery--Diversified--1.0%
   1,200 Hardinge, Inc. ...........................................       22,125
                                                                      ----------
         Oil/Energy--4.0%
   2,500 Cabot Oil & Gas Corp. Cl. A...............................       37,500
   2,000 Penn Virginia Corp. ......................................       36,750
   2,200 Southwestern Energy Co. ..................................       16,500
                                                                      ----------
                                                                          90,750
                                                                      ----------
         Oil Field Services--0.8%
   1,000 Lufkin Industries, Inc. ..................................       18,500
                                                                      ----------
         Paper & Packaging--1.4%
   2,400 Tuscarora, Inc. ..........................................       32,100
                                                                      ----------
         Printing, Publishing, Broadcasting & Entertainment--2.4%
   2,000 Banta Corp. ..............................................       54,750
                                                                      ----------
         Real Estate--3.8%
   2,000 Eastgroup Properties, Inc. REIT...........................       36,875
   1,600 Parkway Properties, Inc. REIT.............................       50,000
                                                                      ----------
                                                                          86,875
                                                                      ----------
         Retailing & Wholesale--2.2%
   3,000 Craftmade International, Inc. ............................       49,875
                                                                      ----------
         Telecommunication Services & Equipment--4.7%
   2,900 Communications Systems, Inc. .............................       34,256
   3,000 Hickory Tech Corp. .......................................       39,000
   1,500 Scientific Atlanta, Inc. .................................       34,219
                                                                      ----------
                                                                         107,475
                                                                      ----------
         Textile & Apparel--1.2%
   1,000 Oxford Industries, Inc. ..................................       28,250
                                                                      ----------
         Thrift Institutions--6.1%
   3,957 Community Savings Bankshares, Inc. .......................       42,538
   2,000 Harbor Florida Bancshares, Inc. ..........................       22,375
   2,400 Horizon Financial Corp. ..................................       30,300
   1,600 St. Paul Bancorp, Inc. ...................................       43,550
                                                                      ----------
                                                                         138,763
                                                                      ----------
         Utilities--Electric--1.1%
     700 WPS Resources Corp. ......................................       24,675
                                                                      ----------

                                  (continued)

                        Evergreen Variable Annuity Trust
                   EVERGREEN VA SMALL CAP EQUITY INCOME FUND
--------------------------------------------------------------------------------
                            Schedule of Investments
                               December 31, 1998


 Shares                                                                 Value
--------------------------------------------------------------------------------
 COMMON STOCKS--continued
         Utilities--Gas--3.2%
   2,400 Chesapeake Utilities Corp. ...............................   $   43,950
   1,500 Delta Natural Gas Co., Inc. ..............................       27,937
                                                                      ----------
                                                                          71,887
                                                                      ----------
         Total Common Stocks (cost $1,952,861).....................   $1,973,413
                                                                      ----------
 CONVERTIBLE PREFERRED--4.3%
         Electrical Equipment & Services--1.9%
   1,000 Pioneer Standard Financial Trust 6.75%, 3/31/28...........       42,630
                                                                      ----------
         Finance & Insurance--2.4%
     800 Frontier Financing Trust
          6.25%, TOPRS.............................................       32,600
   2,300 Philadelphia Consolidated Holdings, Inc. 7.00%, PRIDES....       23,000
                                                                      ----------
                                                                          55,600
                                                                      ----------
         Total Convertible Preferred (cost $113,669)...............   $   98,230
                                                                      ----------

 Principal
  Amount                                                               Value
-------------------------------------------------------------------------------
 CONVERTIBLE DEBENTURES--7.1%
           Consumer Products & Services--1.0%
 $ 25,000  Action Performance Companies, Inc. 4.75%, 4/1/05,
            144A..................................................   $   23,688
                                                                     ----------
           Healthcare Products & Services--2.4%
   40,000  Alpharma, Inc.
            5.75%, 4/1/05, 144A...................................       54,800
                                                                     ----------
           Leisure & Tourism--1.2%
   25,000  Speedway Motorsports, Inc. 5.75%, 9/30/03..............       27,125
                                                                     ----------
           Telecommunication Services & Equipment--2.5%
   55,000  Antec Corp.
            4.50%, 5/15/03, 144A..................................       55,756
                                                                     ----------
           Total Convertible Debentures (cost $145,206)...........   $  161,369
                                                                     ----------
 SHORT-TERM INVESTMENTS--4.6%
           U.S. Government Agency Obligations--4.6%
 $105,000  Federal Home Loan Bank Discount Notes
           5.05%, 1/13/99 (cost $104,823).........................   $  104,823
                                                                     ----------
            Total Investments--(cost $2,316,559)...........   102.5%  2,337,835
            Other Assets and Liabilities--net..............    (2.5)    (56,108)
                                                              ------ ----------
            Net Assets.....................................   100.0% $2,281,727
                                                              ====== ==========

*  Non-income producing securities.

144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been deter-mined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations:
PRIDESPreferred Redeemable Increased Dividend Equity Securities
REITReal Estate Investment Trust
TOPRSTrust Originated Preferred Securities

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust
                       EVERGREEN VA STRATEGIC INCOME FUND
--------------------------------------------------------------------------------
                            Schedule of Investments
                               December 31, 1998

 Principal
  Amount                                                               Value
-------------------------------------------------------------------------------
 CORPORATE BONDS--27.1%
           Advertising & Related Services--3.6%
 $ 400,000 Ackerly Group, Inc., Sr. Notes (Subord.),
            9.00%, 1/15/09 144A..................................   $   406,000
                                                                    -----------
           Cable/Other Video Distribution--2.9%
   290,000 Adelphia Communications Corp., Sr. Notes, Series B,
            9.875%, 3/1/07.......................................       321,175
                                                                    -----------
           Food & Beverage Products--3.9%
   150,000 Perkins Family Restaurant, Sr. Notes, Series B,
            10.125%, 12/15/07....................................       159,000
   350,000 RAB Enterprises, Inc., Sr. Notes, 10.50%, 5/1/05
            144A.................................................       279,125
                                                                    -----------
                                                                        438,125
                                                                    -----------
           Oil/Energy--4.2%
   350,000 Parker Drilling Co., Sr. Notes, Series D, 9.75%,
            11/15/06.............................................       312,375
   300,000 Petsec Energy, Inc., Sr. Notes (Subord.), Series B,
            9.50%, 6/15/07.......................................       156,000
                                                                    -----------
                                                                        468,375
                                                                    -----------
           Paper & Packaging--0.9%
   100,000 Riverwood International Corp., Sr. Notes,
            10.25%, 4/1/06.......................................        99,000
                                                                    -----------
           Printing, Publishing, Broadcasting & Entertainment--0.4%
    50,000 Echostar Satellite Broadcast Corp., Sr. Secd. Disc.
            Notes, (Eff. Yield 10.39%),
            0.00%, 3/15/04(a)....................................        49,875
                                                                    -----------
           Telecommunication Services & Equipment--4.7%
   200,000 Echostar Communications Corp., Sr. Secd. Disc. Notes,
            (Eff. Yield 9.66%),
            0.00%, 6/1/04(a).....................................       206,000
   300,000 Global Crossings Holdings Ltd., Sr. Notes, 9.625%,
            5/15/08..............................................       315,000
                                                                    -----------
                                                                        521,000
                                                                    -----------
           Textile & Apparel--0.8%
    90,000 Delta Mills, Inc., Sr. Notes, Series B, 9.625%,
            9/1/07...............................................        87,075
                                                                    -----------
           Transportation--5.7%
   350,000 Greyhound Lines, Inc., Sr. Notes, Series B,
            11.50%, 4/15/07......................................       400,750

 Principal
   Amount                                                              Value
-------------------------------------------------------------------------------

 CORPORATE BONDS--continued
            Transportation--continued
 $  250,000 Sea Containers Ltd., Sr. Notes, Series B, 7.875%,
             2/15/08.............................................   $   240,000
                                                                    -----------
                                                                        640,750
                                                                    -----------
            Total Corporate Bonds (cost $3,246,648)..............   $ 3,031,375
                                                                    -----------
 FOREIGN BONDS (U.S. DOLLARS)--1.3%
    140,000 Great Central Mines Ltd., Sr. Notes, 8.875%, 4/1/08
             (cost $139,327).....................................       139,650
                                                                    -----------
 FOREIGN BONDS (NON U.S. DOLLARS)--17.7%
    575,000 Canada Government, Debs.,
        CAD  6.00%, 6/1/08.......................................       407,221
    625,000 Denmark (Kingdom of), Debs.,
        DKK  8.00%, 5/15/03......................................       113,927
    675,000 Germany (Republic of), Debs.,
        DEM  6.875%, 5/12/05.....................................       477,352
    880,000 New Zealand Government, Debs.,
        NZD  7.00%, 7/15/09......................................       518,396
  2,991,000 Realkredit Danmark, Debs.,
        DKK  6.00%, 10/1/29......................................       460,801
                                                                    -----------
            Total Foreign Bonds
             (Non U.S. Dollars) (cost $1,883,640)................   $ 1,977,697
                                                                    -----------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS--47.3%
 $  950,000 U.S. Treasury Bonds, 6.375%, 8/15/27.................   $ 1,091,901
            U.S. Treasury Notes
    250,000 5.50%, 5/31/03.......................................       258,125
    300,000 5.63%, 12/31/99......................................       302,907
  1,345,000 5.75%, 4/30/03.......................................     1,400,064
    810,000 6.13%, 8/15/07.......................................       884,674
    315,000 6.25%, 6/30/02.......................................       330,653
  3,350,000 U.S. Treasury STRIPS, (Eff. Yield 8.55%),
             0.00%, 5/15/20(a)...................................     1,024,229
                                                                    -----------
            Total U.S. Government & Agency Obligations (cost
             $5,202,261).........................................   $ 5,292,553
                                                                    -----------
 SHORT-TERM INVESTMENTS--5.6%
    631,000 Federal Home Loan Mortgage Discount Notes, 4.50%,
             1/4/99 (cost $630,763)..............................       630,763
                                                                    -----------
            Total Investments--(cost $11,102,639)..........    99.0%  11,072,038
            Other Assets and Liabilities--net..............     1.0      109,791
                                                              ------ -----------
            Net Assets.....................................   100.0% $11,181,829
                                                              ====== ===========

(a) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

    144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been deter-mined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations:
CAD    Canadian Dollar
DEM    German Deutsche Mark
DKK    Danish Krone
NZD    New Zealand Dollar
STRIPS Separate Trading of Registered Interest and Principal Securities

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust
--------------------------------------------------------------------------------
                      Statements of Assets and Liabilities
                               December 31, 1998

                                Aggressive                             Global
                                  Growth     Evergreen  Foundation    Leaders
                                   Fund        Fund        Fund         Fund
--------------------------------------------------------------------------------
Assets
 Identified cost of
  securities..................  $3,052,801  $41,562,865 $70,238,371  $8,585,768
 Net unrealized gains or
  losses on securities........     976,558    4,982,583   7,971,154   1,080,243
--------------------------------------------------------------------------------
 Market value of securities...   4,029,359   46,545,448  78,209,525   9,666,011
 Cash.........................          57            0      89,357           0
 Receivable for Fund shares
  sold........................           0       95,459      61,115      37,604
 Dividends and interest
  receivable..................         284       27,217     500,121      14,555
 Deferred organization
  expense.....................       6,453        9,013       9,371       6,426
 Prepaid expenses and other
  assets......................       7,240          152         304          22
--------------------------------------------------------------------------------
 Total assets.................   4,043,393   46,677,289  78,869,793   9,724,618
--------------------------------------------------------------------------------
Liabilities
 Payable for investments
  purchased...................           0      758,277     420,545      67,045
 Payable for Fund shares
  redeemed....................         104            0           0           0
 Due to custodian bank........           0       61,959           0      59,602
 Advisory fee payable.........       1,099       31,358      65,784       5,460
 Due to other related
  parties.....................          82        1,063       1,586         246
 Accrued expenses and other
  liabilities.................       3,270        4,273      10,921       8,965
--------------------------------------------------------------------------------
 Total liabilities............       4,555      856,930     498,836     141,318
--------------------------------------------------------------------------------
Net assets....................  $4,038,838  $45,820,359 $78,370,957  $9,583,300
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital..............  $3,222,476  $40,605,528 $70,131,196  $8,569,969
 Undistributed net investment
  income......................        (253)     156,544      (5,588)      1,761
 Accumulated net realized
  gains or losses on
  securities and foreign
  currency related
  transactions................    (159,943)      75,704     274,195     (68,852)
 Net unrealized gains or
  losses on securities and
  foreign currency related
  transactions................     976,558    4,982,583   7,971,154   1,080,422
--------------------------------------------------------------------------------
Total net assets..............  $4,038,838  $45,820,359 $78,370,957  $9,583,300
--------------------------------------------------------------------------------
Shares outstanding............     297,619    2,993,757   5,414,433     750,951
--------------------------------------------------------------------------------
Net asset value per share.....      $13.57       $15.31      $14.47      $12.76
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust
--------------------------------------------------------------------------------
                      Statements of Assets and Liabilities
                               December 31, 1998


                             Growth     International   Small Cap    Strategic
                           and Income      Growth     Equity Income   Income
                              Fund          Fund          Fund         Fund
--------------------------------------------------------------------------------
Assets
 Identified cost of
  securities.............  $55,048,890   $1,311,864    $2,316,559   $11,102,639
 Net unrealized gains or
  losses on securities...    6,191,503      131,061        21,276       (30,601)
--------------------------------------------------------------------------------
 Market value of
  securities.............   61,240,393    1,442,925     2,337,835    11,072,038
 Cash....................            0        6,382        56,649             0
 Receivable for
  investments sold.......            0        5,680             0             0
 Receivable for Fund
  shares sold............        8,654          981         1,949             0
 Dividends and interest
  receivable.............       43,438        1,493         5,170       154,572
 Unrealized gains on open
  forward foreign
  currency exchange
  contracts..............            0          185             0             0
 Deferred organization
  expense................        9,369            0             0         6,453
 Receivable from
  investment advisor.....        5,563            0         3,857             0
 Prepaid expenses and
  other assets...........          144       10,443             0           430
--------------------------------------------------------------------------------
 Total assets............   61,307,561    1,468,089     2,405,460    11,233,493
--------------------------------------------------------------------------------
Liabilities
 Payable for investments
  purchased..............      603,004        6,132       112,759             0
 Payable for Fund shares
  redeemed...............      111,345            0             0         6,109
 Due to custodian bank...          687            0             0        37,922
 Unrealized depreciation
  on open forward foreign
  currency exchange
  contracts..............            0        5,692             0             0
 Advisory fee payable....            0            0             0         5,408
 Due to other related
  parties................        1,296            0             0           227
 Accrued expenses and
  other liabilities......       15,038       31,667        10,974         1,998
--------------------------------------------------------------------------------
 Total liabilities.......      731,370       43,491       123,733        51,664
--------------------------------------------------------------------------------
Net assets...............  $60,576,191   $1,424,598    $2,281,727   $11,181,829
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital.........  $54,057,578   $1,419,279    $2,282,988   $11,266,075
 Undistributed net
  investment income......       (1,909)       1,276             0          (255)
 Accumulated net realized
  gains or losses on
  securities and foreign
  currency related
  transactions...........      329,019     (121,523)      (22,537)      (53,963)
 Net unrealized gains or
  losses on securities
  and foreign currency
  related transactions...    6,191,503      125,566        21,276       (30,028)
--------------------------------------------------------------------------------
 Total net assets........  $60,576,191   $1,424,598    $2,281,727   $11,181,829
--------------------------------------------------------------------------------
Shares outstanding.......    3,888,759      151,668       238,173     1,076,292
--------------------------------------------------------------------------------
Net asset value per
 share...................  $     15.58   $     9.39    $     9.58   $     10.39
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust
--------------------------------------------------------------------------------
                            Statements of Operations
                          Year Ended December 31, 1998


                                  Aggressive                            Global
                                    Growth    Evergreen   Foundation   Leaders
                                     Fund        Fund        Fund        Fund
---------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign
  withholding taxes of $0, $0,
  $0 and $6,918, respectively)..  $   4,581   $  276,453  $  661,863  $   84,779
 Interest.......................     14,437      233,376   1,279,396      31,344
---------------------------------------------------------------------------------
Total investment income.........     19,018      509,829   1,941,259     116,123
---------------------------------------------------------------------------------
Expenses
 Advisory fee...................     16,941      326,123     467,156      58,409
 Administrative services fees...        771        9,416      15,429       1,670
 Transfer agent fee.............         92          178         166          92
 Trustees' fees and expenses....          0          101       3,535          50
 Custodian fee..................        677        8,739      16,041       6,589
 Professional fees..............     18,574       34,714      42,948      21,464
 Printing and postage...........      1,149        5,059      14,481       5,157
 Organization expenses..........      2,022        4,689       4,333       2,022
 Other..........................      3,657        1,246       1,256         163
---------------------------------------------------------------------------------
 Total expenses.................     43,883      390,265     565,345      95,616
 Less: Fee credits..............       (677)      (4,715)     (5,852)     (2,546)
  Fee waivers and expense
   reimbursements...............    (14,973)     (42,262)          0     (31,587)
---------------------------------------------------------------------------------
 Net expenses...................     28,233      343,288     559,493      61,483
---------------------------------------------------------------------------------
 Net investment income..........     (9,215)     166,541   1,381,766      54,640
---------------------------------------------------------------------------------
Net realized and unrealized
 gains or losses on securities
 and foreign currency related
 transactions
 Net realized gains or losses
  on:
 Securities.....................   (122,678)   1,153,050   1,192,308     (68,852)
 Foreign currency related
  transactions..................          0            0           0         680
---------------------------------------------------------------------------------
 Net realized gains or losses on
  securities foreign currency
  related transactions..........   (122,678)   1,153,050   1,192,308     (68,172)
---------------------------------------------------------------------------------
 Net change in unrealized gains
  or losses on securities and
  foreign currency related
  transactions..................    820,212      407,756   2,722,636   1,018,021
---------------------------------------------------------------------------------
 Net realized and unrealized
  gains or losses on securities
  and foreign currency related
  transactions..................    697,534    1,560,806   3,914,944     949,849
---------------------------------------------------------------------------------
 Net increase in net assets
  resulting from operations.....  $ 688,319   $1,727,347  $5,296,710  $1,004,489
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust
--------------------------------------------------------------------------------
                            Statements of Operations
                          Year Ended December 31, 1998


                                Growth    International   Small Cap   Strategic
                              and Income     Growth     Equity Income  Income
                                 Fund        Fund**         Fund*       Fund
-------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign
  withholding taxes of $256,
  $392, $0 and $0,
  respectively).............  $  460,366    $   3,865     $ 28,086    $      0
 Interest...................     504,851        4,668        7,663     480,344
-------------------------------------------------------------------------------
Total investment income.....     965,217        8,533       35,749     480,344
-------------------------------------------------------------------------------
Expenses
 Advisory fee...............     453,431        3,122        9,742      39,755
 Administrative services
  fees......................      13,127          110          274       2,075
 Transfer agent fee.........         137           22           26          78
 Trustees' fees and
  expenses..................         742           25           15         146
 Custodian fee..............      13,061        2,076          345       2,766
 Professional fees..........      45,415       27,241       18,814      19,825
 Printing and postage.......      19,994        1,716        5,184         821
 Amortization of
  organization expenses.....       4,333            0            0       2,022
 Other......................       1,613           64        1,203       1,939
-------------------------------------------------------------------------------
 Total expenses.............     551,853       34,376       35,603      69,427
 Less: Fee credits..........      (5,349)         (68)        (195)     (2,693)
  Fee waivers and expense
   reimbursements...........     (69,140)     (30,145)     (25,153)          0
-------------------------------------------------------------------------------
 Net expenses...............     477,364        4,163       10,255      66,734
-------------------------------------------------------------------------------
 Net investment income......     487,853        4,370       25,494     413,610
-------------------------------------------------------------------------------
Net realized and unrealized
 gains or losses on
 securities and foreign
 currency related
 transactions
 Net realized gains or
  losses on:
 Securities.................   1,366,195     (111,791)     (19,832)    (31,768)
 Foreign currency related
  transactions..............           0      (50,928)           0     (23,016)
-------------------------------------------------------------------------------
 Net realized gains or
  losses on securities and
  foreign currency related
  transactions..............   1,366,195     (162,719)     (19,832)    (54,784)
-------------------------------------------------------------------------------
 Net change in unrealized
  gains or losses on
  securities and foreign
  currency related
  transactions..............    (455,127)     125,566       21,276     (40,343)
-------------------------------------------------------------------------------
 Net realized and unrealized
  gains or losses on
  securities and foreign
  currency related
  transactions..............     911,068      (37,153)       1,444     (95,127)
-------------------------------------------------------------------------------
 Net increase (decrease) in
  net assets resulting from
  operations................  $1,398,921    $ (32,783)    $ 26,938    $318,483
-------------------------------------------------------------------------------

* For the period from May 1, 1998 (commencement of operations) to December 31, 1998.
** For the period from August 17, 1998 (commencement of operations) to December
   31, 1998.

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust
--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
                          Year Ended December 31, 1998


                               Aggressive                              Global
                                 Growth     Evergreen   Foundation    Leaders
                                  Fund        Fund         Fund         Fund
--------------------------------------------------------------------------------
Operations
 Net investment income.......  $   (9,215) $   166,541  $ 1,381,766  $   54,640
 Net realized gains or losses
  on securities and foreign
  currency related
  transactions...............    (122,678)   1,153,050    1,192,308     (68,172)
 Net change in unrealized
  gains or losses on
  securities and foreign
  currency related
  transactions...............     820,212      407,756    2,722,636   1,018,021
--------------------------------------------------------------------------------
 Net increase in net assets
  resulting from operations..     688,319    1,727,347    5,296,710   1,004,489
--------------------------------------------------------------------------------
Distributions to shareholders
 from
 Net investment income.......           0            0   (1,361,829)    (53,046)
 Net realized gains..........           0   (1,412,932)  (1,143,134)          0
--------------------------------------------------------------------------------
 Total distributions to
  shareholders...............           0   (1,412,932)  (2,504,963)    (53,046)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold...   2,148,396   26,319,301   43,723,203   6,009,276
 Payment for shares
  redeemed...................    (666,191)  (3,826,451)  (2,489,319)   (329,929)
 Net asset value of shares
  issued in reinvestment of
  distributions..............           0    1,412,932    2,504,963      53,046
--------------------------------------------------------------------------------
 Net increase in net assets
  resulting from capital
  share transactions.........   1,482,205   23,905,782   43,738,847   5,732,393
--------------------------------------------------------------------------------
 Total increase in net
  assets.....................   2,170,524   24,220,197   46,530,594   6,683,836
Net assets
 Beginning of year...........   1,868,314   21,600,162   31,840,363   2,899,464
--------------------------------------------------------------------------------
 End of year.................  $4,038,838  $45,820,359  $78,370,957  $9,583,300
--------------------------------------------------------------------------------
 Undistributed net investment
  income.....................  $     (253) $   156,544  $    (5,588) $    1,761
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust
--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
                          Year Ended December 31, 1998


                             Growth     International   Small Cap    Strategic
                           and Income      Growth     Equity Income   Income
                              Fund         Fund**         Fund*        Fund
--------------------------------------------------------------------------------
Operations
 Net investment income...  $   487,853   $    4,370    $   25,494   $   413,610
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions...    1,366,195     (162,719)      (19,832)      (54,784)
 Net change in unrealized
  gains or losses on
  securities and foreign
  currency related
  transactions...........     (455,127)     125,566        21,276       (40,343)
--------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations........    1,398,921      (32,783)       26,938       318,483
--------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income...     (484,359)           0       (26,284)     (421,077)
 Net realized gains......   (1,110,182)           0        (2,958)            0
--------------------------------------------------------------------------------
 Total distributions to
  shareholders...........   (1,594,541)           0       (29,242)     (421,077)
--------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold...................   30,800,519    1,481,797     2,317,719     9,723,293
 Payment for shares
  redeemed...............   (2,711,167)     (24,416)      (62,930)   (1,064,322)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........    1,594,541            0        29,242       421,077
--------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  capital share
  transactions...........   29,683,893    1,457,381     2,284,031     9,080,048
--------------------------------------------------------------------------------
 Total increase in net
  assets.................   29,488,273    1,424,598     2,281,727     8,977,454
Net assets
 Beginning of year.......   31,087,918            0             0     2,204,375
--------------------------------------------------------------------------------
 End of year.............  $60,576,191   $1,424,598    $2,281,727   $11,181,829
--------------------------------------------------------------------------------
 Undistributed net
  investment income......  $    (1,909)  $    1,276    $        0   $      (255)
--------------------------------------------------------------------------------

* For the period from May 1, 1998 (commencement of operations) to December 31, 1998.
** For the period from August 17, 1998 (commencement of operations) to December
   31, 1998.

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust
--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
                          Year Ended December 31, 1997

                               Aggressive                              Global
                                 Growth     Evergreen   Foundation    Leaders
                                 Fund*        Fund         Fund        Fund*
--------------------------------------------------------------------------------
Operations
 Net investment income.......  $   (7,814) $    66,723  $   470,937  $   15,518
 Net realized gains or losses
  on securities and foreign
  currency related
  transactions...............     (37,265)   1,210,189    1,288,151       2,395
 Net change in unrealized
  gains or losses on
  securities and foreign
  currency related
  transactions...............     156,346    3,658,731    3,805,707      62,401
--------------------------------------------------------------------------------
 Net increase in net assets
  resulting from operations..     111,267    4,935,643    5,564,795      80,314
--------------------------------------------------------------------------------
Distributions to shareholders
 from
 Net investment income.......           0      (66,336)    (489,506)    (13,693)
 Net realized gains..........           0     (899,946)  (1,300,033)     (6,846)
--------------------------------------------------------------------------------
 Total distributions to
  shareholders...............           0     (966,282)  (1,789,539)    (20,539)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold...   1,903,365    7,331,021   11,637,130   2,913,607
 Payment for shares
  redeemed...................    (146,318)  (1,528,968)  (1,173,846)    (94,457)
 Net asset value of shares
  issued in reinvestment of
  distributions..............           0      966,282    1,789,539      20,539
--------------------------------------------------------------------------------
 Net increase in net assets
  resulting from capital
  share transactions.........   1,757,047    6,768,335   12,252,823   2,839,689
--------------------------------------------------------------------------------
 Total increase in net
  assets.....................   1,868,314   10,737,696   16,028,079   2,899,464
Net assets
 Beginning of year...........           0   10,862,466   15,812,284           0
--------------------------------------------------------------------------------
 End of year.................  $1,868,314  $21,600,162  $31,840,363  $2,899,464
--------------------------------------------------------------------------------
 Undistributed net investment
  income.....................  $     (253) $      (985) $    (5,485) $     (513)
--------------------------------------------------------------------------------

* For the period from March 6, 1997 (commencement of operations) to December 31, 1997.

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust
--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
                         Period Ended December 31, 1997

                                                          Growth     Strategic
                                                        and Income     Income
                                                           Fund*       Fund*
--------------------------------------------------------------------------------
Operations
 Net investment income................................  $   128,975  $   59,509
 Net realized gains or losses on securities and
  foreign currency related transactions...............    1,072,723       1,177
 Net change in unrealized gains or losses on
  securities and foreign currency related
  transactions........................................    5,223,120      10,315
--------------------------------------------------------------------------------
 Net increase in net assets resulting from
  operations..........................................    6,424,818      71,001
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income................................     (127,123)    (58,403)
 Net realized gains...................................   (1,004,449)     (3,203)
--------------------------------------------------------------------------------
 Total distributions to shareholders..................   (1,131,572)    (61,606)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold............................   10,949,903   2,160,738
 Payment for shares redeemed..........................     (770,650)    (27,364)
 Net asset value of shares issued in reinvestment of
  distributions.......................................    1,131,572      61,606
--------------------------------------------------------------------------------
 Net increase in net assets resulting from capital
  share transactions..................................   11,310,825   2,194,980
--------------------------------------------------------------------------------
 Total increase in net assets.........................   16,604,071   2,204,375
Net assets
 Beginning of period..................................   14,483,847           0
--------------------------------------------------------------------------------
 End of period........................................  $31,087,918  $2,204,375
--------------------------------------------------------------------------------
 Undistributed net investment income..................  $    (4,790) $    1,266
--------------------------------------------------------------------------------

* For the period from March 6, 1997 (commencement of operations) to December 31, 1997.

                  See Combined Notes to Financial Statements.

                       Evergreen Variable Annuity Trust
-------------------------------------------------------------------------------
                    Combined Notes to Financial Statements


1. Organization

Evergreen Variable Annuity Trust (the "Trust") is organized as a Delaware business trust with eight separate investment series, Evergreen VA Aggressive Growth Fund ("Aggressive Growth Fund"), Evergreen VA Fund ("Evergreen Fund"), Evergreen VA Foundation Fund ("Foundation Fund"), Evergreen VA Global Leaders Fund ("Global Leaders Fund"), Evergreen VA Growth and Income Fund ("Growth and Income Fund"), Evergreen VA International Growth Fund ("International Growth Fund"), Evergreen Small Cap Equity Income Fund ("Small Cap Equity Income Fund"), and Evergreen VA Strategic Income Fund ("Strategic Income Fund"), collectively known as the "Funds". The Funds are registered under the Investment Company Act of 1940, as diversified, open-ended, management investment companies.

Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies. Shares of each Fund are sold without a front-end sales charge or a contingent deferred sales charge. However, surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees should be described in the prospectus of such contracts or policies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities--The Funds value securities traded on an established securities exchange or included on the Nasdaq National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. For international securities, the Funds value investments traded on an established exchange on the basis of the last sales price on the exchange where primarily traded. The Funds value securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements--Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Foreign Currency--The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain or loss resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on securities and foreign currency related transactions. Net realized foreign currency gains or losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts that are actually received and are included in realized gain or loss on foreign currency related transactions. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on securities.

D. Forward Foreign Currency Exchange Contracts--The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gains or losses on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. Security Transactions and Investment Income--Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities may be subject to foreign taxes and are accrued as applicable.

F. Federal Taxes--The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability to the extent they distribute all of their

                       Evergreen Variable Annuity Trust
-------------------------------------------------------------------------------
              Combined Notes to Financial Statements (Continued)

net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

G. Distributions--Distributions from net investment income and net realized capital gains, if any, for the Funds are declared and paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for net operating losses and foreign currency gains or losses.

H. Organization Expenses--For the Funds, except International Growth Fund and Small Cap Equity Income Fund, organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

Expenses relating to the organization of International Growth Fund and Small Cap Equity Income Fund have been reflected, in each Fund's operating results for the period ended December 31, 1998.

3. Capital Share Transactions

Each Fund has an unlimited number of shares of beneficial interest with a par value of $0.001 authorized. Transactions in shares of the Funds were as follows:

                                                                Year Ended
                                                               December 31,
                                                            -------------------
                                                              1998      1997*
--------------------------------------------------------------------------------
Aggressive Growth Fund
Shares sold................................................   184,977   181,866
Shares redeemed............................................   (55,735)  (13,490)
--------------------------------------------------------------------------------
Net increase...............................................   129,242   168,376
--------------------------------------------------------------------------------
Evergreen Fund
Shares sold................................................ 1,696,668   540,931
Shares redeemed............................................  (250,312) (108,385)
Shares issued in reinvestment of distributions.............    96,422    66,227
--------------------------------------------------------------------------------
Net increase............................................... 1,542,778   498,773
--------------------------------------------------------------------------------
Foundation Fund
Shares sold................................................ 3,066,890   905,499
Shares redeemed............................................  (178,716)  (88,122)
Shares issued in reinvestment of distributions.............   175,029   135,505
--------------------------------------------------------------------------------
Net increase............................................... 3,063,203   952,882
--------------------------------------------------------------------------------
Global Leaders Fund
Shares sold................................................   507,154   275,213
Shares redeemed............................................   (29,069)   (8,439)
Shares issued in reinvestment of distributions.............     4,197     1,894
--------------------------------------------------------------------------------
Net increase...............................................   482,282   268,668
--------------------------------------------------------------------------------
Growth and Income Fund
Shares sold................................................ 1,929,361   786,872
Shares redeemed............................................  (177,543)  (53,607)
Shares issued in reinvestment of distributions.............   104,254    74,988
--------------------------------------------------------------------------------
Net increase............................................... 1,856,072   808,253
--------------------------------------------------------------------------------
International Growth Fund**
Shares sold................................................   154,555         0
Shares redeemed............................................    (2,887)        0
--------------------------------------------------------------------------------
Net increase...............................................   151,668         0
--------------------------------------------------------------------------------
Small Cap Equity Income Fund***
Shares sold................................................   241,643         0
Shares redeemed............................................    (6,669)        0
Shares issued in reinvestment of distributions.............     3,199         0
--------------------------------------------------------------------------------
Net increase...............................................   238,173         0
--------------------------------------------------------------------------------

                        Evergreen Variable Annuity Trust
--------------------------------------------------------------------------------
               Combined Notes to Financial Statements (Continued)

                                                                 Year Ended
                                                                December 31,
                                                              -----------------
                                                                1998     1997*
--------------------------------------------------------------------------------
Strategic Income Fund
Shares sold..................................................  919,993  212,808
Shares redeemed.............................................. (100,550)  (2,693)
Shares issued in reinvestment of distributions...............   40,670    6,063
--------------------------------------------------------------------------------
Net increase.................................................  860,113  216,178
--------------------------------------------------------------------------------

* For Aggressive Growth Fund, Global Leaders Fund and Strategic Income Fund the capital share activity is for the period from March 6, 1997 (commencement of operations) to December 31, 1997.
** For the period from August 17, 1998 (commencement of operations) to December
   31, 1998.
*** For the period from May 1, 1998 (commencement of operations) to December
    31, 1998.

                       Evergreen Variable Annuity Trust
-------------------------------------------------------------------------------
              Combined Notes to Financial Statements (continued)


4. Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended December 31, 1998:

                                     Cost of Purchases     Proceeds from Sales
                                  ----------------------- ---------------------
                                     U.S.      Non-U.S.      U.S.     Non-U.S.
                                  Government  Government  Government Government
-------------------------------------------------------------------------------
Aggressive Growth Fund........... $         0 $ 2,710,084 $        0 $1,254,028
Evergreen Fund...................           0  25,575,441          0  4,836,966
Foundation Fund..................  14,383,438  31,150,181          0  4,590,841
Global Leaders Fund..............     103,584   6,225,867          0    669,343
Growth and Income Fund...........     322,840  29,935,177          0  5,129,872
International Growth Fund*.......           0   1,831,786          0    559,075
Small Cap Equity Income Fund**...           0   2,471,464          0    239,954
Strategic Income Fund............   8,008,381  13,937,913  3,582,061  9,643,082

* For the period from August 17, 1998 (commencement of operations) to December 31, 1998.
** For the period from May 1, 1998 (commencement of operations) to December
   31, 1998.

On December 31, 1998, the composition of unrealized gains and losses on securities based on the aggregate cost of securities for federal income tax purposes was as follows:

                                            Gross      Gross
                                         Unrealized  Unrealized Net Unrealized
                              Tax Cost      Gains      Losses    Gain or Loss
------------------------------------------------------------------------------
Aggressive Growth Fund...... $ 3,053,038 $ 1,345,156 $  368,835   $  976,321
Evergreen Fund..............  41,557,138   9,144,275  4,155,965    4,988,310
Foundation Fund.............  70,191,774  10,963,931  2,946,180    8,017,751
Global Leaders Fund.........   8,585,946   1,616,393    536,328    1,080,065
Growth and Income Fund......  55,047,896  11,591,367  5,398,870    6,192,497
International Growth Fund...   1,323,335     137,501     17,911      119,590
Small Cap Equity Income
 Fund.......................   2,316,559     218,991    197,715       21,276
Strategic Income Fund.......  11,107,993     247,077    283,032      (35,955)

On December 31, 1998, the following Funds had capital loss carryovers for federal income tax purposes as follows:

                                                  Capital Loss Expires Expires
                                                   Carryovers   2005     2006
-------------------------------------------------------------------------------
Aggressive Growth Fund...........................   $130,000   $25,000 $105,000
Global Leaders Fund..............................     47,000         0   47,000
International Growth Fund........................    101,000         0  101,000
Strategic Income Fund............................     49,000         0   49,000

In addition to capital loss carryovers, capital and currency losses incurred after October 31 within a Fund's fiscal year end are deemed to arise on the first business day of the Fund's following fiscal year. For the fiscal year ended December 31, 1998, Aggressive Growth Fund, Evergreen Fund, Global Leaders Fund, International Growth Fund and Small Cap Equity Income Fund have incurred and elected to defer $29,800, $118,714, $21,296, $9,115 and $22,537 of capital loss, respectively. International Growth Fund has incurred and elected to defer $4,227 of currency loss.

                       Evergreen Variable Annuity Trust
-------------------------------------------------------------------------------
              Combined Notes to Financial Statements (continued)


5. Investment Advisory Agreement and Other Affiliated Transactions

Evergreen Investment Management ("EIM"), formerly the Capital Management Group ("CMG"), a division of First Union National Bank ("FUNB"), is the investment advisor for Aggressive Growth Fund and is paid an advisory fee that is calculated daily and paid monthly. The advisory fee is computed at an annual rate of 0.60% of the Fund's average daily net assets.

Evergreen Asset Management Corp. ("EAMC"), a wholly-owned subsidiary of First Union Corporation ("First Union"), is the investment advisor for Evergreen Fund, Foundation Fund, Global Leaders Fund, Growth and Income Fund and Small Cap Equity Income Fund and is paid an investment advisory fee that is computed daily and paid monthly. For Evergreen Fund, Global Leaders Fund, Growth and Income Fund and Small Cap Equity Income Fund, the investment advisory fee is computed at a annual rate of 0.95% of each respective Fund's average daily net assets. Foundation Fund pays an investment advisory fee at an annual rate of 0.825% of its average daily net assets. Lieber & Company, an affiliate of First Union, serves as investment sub-advisor to the Evergreen Fund, Foundation Fund, Global Leaders Fund, Growth and Income Fund and Small Cap Equity Income Fund. Lieber & Company provides such services at no additional cost to the Funds.

Lieber & Company also provides brokerage services for Evergreen Fund, Foundation Fund, Global Leaders Fund, Growth and Income Fund and Small Cap Equity Income Fund with respect to substantially all security transactions executed on the New York or American Stock Exchanges. For transactions executed during the year ended December 31, 1998, Evergreen Fund, Foundation Fund, Global Leaders Fund, Growth and Income Fund and Small Cap Equity Income Fund incurred brokerage commissions of $47,079, $46,786, $6,368, $53,382 and $2,821, respectively, with Lieber & Company.

Evergreen Investment Management Company (formerly Keystone Investment Management Company) ("EIMC"), a subsidiary of First Union, is the investment advisor for International Growth Fund and Strategic Income Fund and is paid an advisory fee that is calculated daily and paid monthly. For International Growth Fund, the investment advisory fee is calculated by applying percentage rates, which start at 0.75% and decline, as assets increase, to 0.45% of the Fund's average daily net assets. For Strategic Income Fund, the advisory fee is computed at an annual rate of 2.0% of the Fund's gross investment income plus an amount which is determined by applying percentage rates, starting at 0.45% and declining as net assets increase to 0.20% per annum, to the average daily net assets of the Fund.

Each investment advisor has voluntarily agreed to reimburse the Funds to the extent that each Fund's annual operating expenses (including the investment advisory fee and amortization of organizational expenses but excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 1.00%, excluding indirectly paid expenses, of its average daily net assets. For the period ended December 31, 1998, the investment advisors voluntarily waived and/or reimbursed the following amounts:

                                                   Waived         Reimbursed
--------------------------------------------------------------------------------
Aggressive Growth Fund........................    $14,973          $     0
Evergreen Fund................................     42,262                0
Foundation Fund...............................          0                0
Global Leaders Fund...........................     31,587                0
Growth and Income Fund........................     69,140                0
International Growth Fund.....................      3,122           27,023
Small Cap Equity Income Fund..................      9,742           15,411
Strategic Income Fund.........................          0                0

Evergreen Investment Services, Inc. ("EIS"), a subsidiary of First Union, is the administrator and BISYS Fund Services ("BISYS") is sub-administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS provides the officers of the Funds. The administrator and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the Funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of each Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% per annum as net assets increase, to the average daily net asset value of each Fund.

For the year ended December 31, 1998, the Funds paid or accrued the following amounts to EIS for administration fees and BISYS for sub-administration fees:

                                               Administration Sub-administration
                                                    fee              fee
--------------------------------------------------------------------------------
Aggressive Growth Fund........................    $   620          $   151
Evergreen Fund................................      7,722            1,694
Foundation Fund...............................     12,389            3,040
Global Leaders Fund...........................      1,371              299
Growth and Income Fund........................     10,561            2,566
International Growth Fund.....................         89               21
Small Cap Equity Income Fund..................        220               54
Strategic Income Fund.........................      1,719              356

Evergreen Service Company ("ESC"), an indirect, wholly-owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds. The Funds have entered into an expense offset arrangement with ESC relating to certain cash balances held at First Union for the benefit of the Evergreen Funds.

                       Evergreen Variable Annuity Trust
-------------------------------------------------------------------------------
              Combined Notes to Financial Statements (Continued)


Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

6. Expense Offset Arrangement

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. Deferred Trustees Fees

Each Independent Trustee of the Funds may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Funds. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

8. Financing Agreement

On December 22, 1997, a financing agreement among certain Evergreen Funds, State Street Bank and Trust ("State Street") and a group of banks ("Banks") became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated, under the terms of the financing agreement, among the Banks. The credit facility is to be accessed by the Funds for temporary or emergency purposes only and is subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facility, which will be allocated to all Funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

On December 22, 1998, the financing agreement referenced above was amended and renewed among certain Evergreen Funds, SSB and Bank of New York ("BONY"). Under this agreement, SSB and BONY provide an unsecured credit facility in the aggregate amount of $150 million ($125 million committed and $25 million uncommitted). The remaining terms and conditions of the agreement were unaffected.

At December 31, 1998, the Funds had no borrowings pursuant to this line of credit.

                       Evergreen Variable Annuity Trust
-------------------------------------------------------------------------------

                         Independent Auditors' Report

The Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Evergreen VA Aggressive Growth Fund, Evergreen VA Fund, Evergreen VA Foundation Fund, Evergreen VA Global Leaders Fund, Evergreen VA Growth and Income Fund, Evergreen VA International Growth Fund, Evergreen VA Small Cap Equity Income Fund and Evergreen VA Strategic Income Fund, portfolios of the Evergreen Variable Annuity Trust, as of December 31, 1998, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two year period then ended and financial highlights for each of the years or periods as described on pages 16 to 19 in the three year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted accounting standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen VA Aggressive Growth Fund, Evergreen VA Fund, Evergreen VA Foundation Fund, Evergreen VA Global Leaders Fund, Evergreen VA Growth and Income Fund, Evergreen VA International Growth Fund, Evergreen VA Small Cap Equity Income Fund and Evergreen VA Strategic Income Fund as of December 31, 1998, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with generally accepted accounting principles.

                                                        KPMG Peat Marwick LLP

Boston, Massachusetts
January 29, 1999

                       Evergreen Variable Annuity Trust
-------------------------------------------------------------------------------
                      Additional Information (unaudited)

Year 2000
Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisors and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisors are taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

FEDERAL TAX STATUS OF DISTRIBUTIONS

Pursuant to section 852 of the Internal Revenue Code, Evergreen Fund, Foundation Fund and Growth and Income Fund had designated the following amounts as long-term 20% capital gain distributions for the fiscal year ended December 31, 1998:


                                                 Aggregate Per Share Date Paid
                                                 --------- --------- ----------
   Evergreen Fund............................... $110,829   $0.043    8/27/1998
                                                  549,480    0.197   11/24/1998
   Foundation Fund..............................  116,204    0.025    8/26/1998
                                                  506,953    0.101   11/24/1998
   Growth and Income Fund.......................   76,798    0.022    8/27/1998
                                                  842,153    0.229   11/24/1998

  Shareholders are advised to use information received on Form 1099 to determine their taxable long-term capital gain distribution rather than the per share amounts presented above.

This report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


                         -----------------------------
                          NOT       May lose value
                          FDIC
                          INSURED   No bank guarantee
                         -----------------------------


                       Evergreen Funds Distributors, Inc.

44186                                                               547189 02/99